                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
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    ___________________________________________________________________________
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    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               [GRAPHIC OMITTED]

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                             ---------------------

                          NOTICE OF ANNUAL MEETING OF
                HOLDERS OF CERTIFICATES OF BENEFICIAL INTEREST
                                APRIL 29, 1999

                            ---------------------

     The Annual Meeting of Holders of Certificates of Beneficial Interest ("Shareholders") of Pennsylvania Real Estate Investment Trust (the "Trust") will be held on Thursday, April 29, 1999 at 11:00 a.m. at the Park Hyatt Philadelphia at the Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania for the following purposes:

       (1) To elect three Trustees;

       (2) To consider and vote upon a proposal to approve the adoption of the 1999 Equity Incentive Plan;

       (3) To consider and vote upon a proposal to approve the adoption of the Qualified Employee Share Purchase Plan;

       (4) To consider and vote upon a proposal to amend the 1990 Stock Option Plan for Non-Employee Trustees; and

       (5) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Trustees have fixed the close of business on March 19, 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

     All Shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please mark, sign and date the enclosed proxy and return it promptly so that your shares may be voted. If you attend the meeting, you may revoke your proxy and vote in person.


                                        By Order of the Board of Trustees


                                        JEFFREY A. LINN
                                        Secretary



Philadelphia, Pennsylvania
March 29, 1999

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                            200 South Broad Street
                       Philadelphia, Pennsylvania 19102

                            ---------------------

                      PROXY STATEMENT FOR ANNUAL MEETING
               OF HOLDERS OF CERTIFICATES OF BENEFICIAL INTEREST
                         TO BE HELD ON APRIL 29, 1999

     This proxy statement and the enclosed proxy are being sent to Holders of Certificates of Beneficial Interest ("Shareholders") of the Pennsylvania Real Estate Investment Trust (the "Trust") on or about March 29, 1999 in connection with the solicitation of proxies for use at the Annual Meeting of Holders of Certificates of Beneficial Interest of the Trust to be held on April 29, 1999 at 11:00 a.m. at the Park Hyatt Philadelphia at the Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania.

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time prior to its use by delivering a subsequently executed proxy or written notice of revocation to the Secretary of the Trust. The Annual Report of the Trust, including financial statements for the fiscal year ended December 31, 1998 and for the four month period ended December 31, 1997 is included herewith. No action will be taken with respect to the Annual Report at the Annual Meeting and it is not to be regarded as proxy solicitation material.

     As of March 19, 1999, there were 13,314,223 Certificates of Beneficial Interest in the Trust ("Shares") outstanding, each of which is entitled to one vote on all matters to be presented at the 1999 Annual Meeting.

     The Trust will bear the cost of preparing and mailing this Notice and Proxy Statement and the enclosed proxy. Trustees, officers and regular employees of the Trust may solicit proxies by personal interview, mail, telephone or telegraph. Such persons will receive no compensation for any such solicitation activities other than their regular salary, but will be reimbursed for actual expenses in connection therewith. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals, and the Trust will reimburse such persons for their expenses in so doing.

                           CHANGE IN FISCAL YEAR END

     In October 1997, the Trust changed its fiscal year end from August 31 to December 31. References to the "four months ended December 31, 1997" refer to the transition period between the end of fiscal year 1997 on August 31, 1997 and the beginning of fiscal year 1998 on January 1, 1998. References herein to fiscal years prior to 1998 refer to the fiscal year ending on August 31 of the year indicated. References herein to fiscal years subsequent to 1997 refer to the fiscal year ending on December 31 of the year indicated.

                                PROPOSAL NO. 1:

                             ELECTION OF TRUSTEES

     The Trustees intend to cause Sylvan M. Cohen, Lee H. Javitch and Jonathan
B. Weller, the three Trustees whose terms expire at the 1999 Annual Meeting, to be nominated for re-election at the 1999 Annual Meeting as Class A Trustees to serve until the Annual Meeting to be held in the spring of 2002 and until their respective successors have been duly elected and have qualified. If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes unless the Board of Trustees reduces the number of Trustees to be elected.

     The Trust Agreement of the Trust provides that nominations for election to the office of Trustee at any Annual or Special Meeting of Shareholders shall be made by the Trustees, or by petition in writing delivered to the Secretary of the Trust not fewer than thirty-five days prior to such Annual or Special Meeting of Shareholders signed by the holders of at least two percent of the Shares outstanding on the date of such petition. Unless nominations shall have been made in accordance with such procedures, they will not be considered at such meeting unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of Trustee at such meeting. In such event, nominations for the Trustee positions which would not otherwise be filled may be made at the meeting by any person entitled to vote in the election of Trustees.

     Assuming a quorum is present, the three nominees receiving the highest number of votes cast at the Annual Meeting will be elected Trustees. For such purposes, the withholding of authority to vote or the specific direction not to cast a vote, such as a broker non-vote, will not constitute the casting of a vote in the election of Trustees.

     The Board of Trustees of the Trust currently consists of nine members who serve staggered three year terms. The following table sets forth certain information concerning the three nominees for the office of Class A Trustee, the six Trustees who will continue in office after the 1999 Annual Meeting and the executive officers of the Trust, including their ages, principal occupations and the number of Shares of the Trust beneficially owned by them as of March 1, 1999.

                                                                                          Shares Beneficially Owned
                                                                                             on March 1, 1999 (1)
                                           Principal Occupation                 Trustee   --------------------------
        Name           Age                   and Affiliations                    Since         Number        Percent
--------------------  -----  ------------------------------------------------  ---------  ----------------  --------
Nominees for the
Office of Trustee
Class A Trustees; Terms Expire in 1999
Sylvan M. Cohen        84    Chairman of the Board of Trustees of the            1960          739,789(2)   5.5%
                             Trust. Chief Executive Officer of the Trust
                             until September 30, 1997. Of counsel to the
                             Philadelphia law firm of Drinker Biddle &
                             Reath LLP and formerly partner in the Phila-
                             delphia law firm of Cohen, Shapiro, Polisher,
                             Shiekman and Cohen. Director of Orleans
                             Homebuilders, Inc. Trustee of EQK Realty
                             Investments I.
Lee H. Javitch         68    Private Investor. Former Chairman and Chief         1985            7,500(3)     *
                             Executive Officer of Giant Food Stores, Inc.,
                             an owner and operator of supermarkets.
                             Director of First Maryland BanCorp.
Jonathan B. Weller     52    President and Chief Operating Officer of the        1994          168,645(4)   1.3%
                             Trust. From 1988 to 1993, Executive Vice
                             President and Director of Eastdil Realty, Inc.,
                             a real estate investment banking firm.
Trustees whose
Terms Continue
Class B Trustees; Terms Expire in 2000
Ronald Rubin(5)        67    Since September 30, 1997, Chief Executive           1997          213,859(6)   1.6%
                             Officer of the Trust. From 1992 to September
                             1997, Chairman and Chief Executive Officer
                             of The Rubin Organization, Inc. (now named
                             PREIT-RUBIN, Inc.). Director, PECO Energy
                             Corp.
Leonard I. Korman      63    Chairman and Chief Executive Officer, Kor-          1996          454,584(7)   3.4%
                             man Commercial Properties, Inc., a commer-
                             cial real estate management and development
                             firm since January, 1996. General partner, The
                             Korman Co., a real estate management and
                             development firm, since 1984.
Jeffrey P. Orleans     52    Chairman of the Board, Chief Executive              1986           60,610(8)     *
                             Officer and Director of Orleans Homebuilders,
                             Inc. (formerly named FPA Corporation), a
                             residential real estate developer. Chief Execu-
                             tive Officer of Orleans Construction Corp., a
                             residential real estate developer, prior to
                             Orleans Homebuilders, Inc.'s acquisition of
                             such company in 1993.

                                                                                                    Shares Beneficially Owned
                                                                                                       on March 1, 1999 (1)
                                                   Principal Occupation                Trustee   --------------------------------
            Name               Age                   and Affiliations                   Since           Number           Percent
----------------------------  -----  -----------------------------------------------  ---------  --------------------  ----------
Class C Trustees; Terms Expire in 2001
William R. Dimeling            57    Partner in Dimeling, Schreiber and Park, a         1982               9,187(9)       *
                                     private investment partnership. Director,
                                     Addison Capital Shares.
George F. Rubin(5)             56    President, PREIT-RUBIN, Inc. (formerly             1997             111,612(10)      *
                                     named The Rubin Organization, Inc., which
                                     was acquired by the Trust in September 1997)
                                     since 1992.
Rosemarie B. Greco(5)          52    Principal, GRECOventures. From April to            1997               1,750(11)      *
                                     September 1998, Interim President and Chief
                                     Executive Officer of the Private Industry
                                     Council. Formerly President, CoreStates
                                     Financial Corp. and President and Chief
                                     Executive Officer, CoreStates Bank, N.A.
                                     Director, PECO Energy Corp. and Sunoco,
                                     Inc.
Non-Trustee
Executive Officers
Edward A. Glickman             41    Since September 30, 1997, Executive Vice             --              26,133(12)      *
                                     President and Chief Financial Officer of the
                                     Trust. From 1993 to 1997, Executive Vice
                                     President and Chief Financial Officer of The
                                     Rubin Organization, Inc. (now named PREIT-
                                     RUBIN, Inc.). Director, Strouse Greenberg
                                     Realty Investments, Inc.
Jeffrey A. Linn                50    Senior Vice President-Acquisitions and Secre-        --              51,535(13)      *
                                     tary of the Trust.
Dante J. Massimini             65    Senior Vice President-Finance and Treasurer          --              31,124(14)      *
                                     of the Trust
All Trustees and executive     --    --                                                   --           1,876,076(15)   13.5%
 officers as a group (12
 persons)

------------
*  Less than one percent.


(1) Unless otherwise indicated in the following footnotes, each Trustee and Non-Trustee executive officer has sole voting and investment power with respect to all such Shares.

(2) Includes 186,558 Shares owned by Mr. Cohen's spouse, 37,056 Shares owned by a trust of which Mr. Cohen's wife is a co-trustee, 252 Shares owned by a corporation 50% of whose outstanding shares are owned by Mr. Cohen and the remaining 50% of whose outstanding shares are owned by Jeffrey P. Orleans, a Trustee of the Trust, 132,023 Shares owned by a charitable remainder unitrust of which Mr. Cohen is a co-trustee, and 57,813 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999. Mr. Cohen disclaims beneficial ownership of all of the Shares referred to in this footnote other than Shares owned by trusts of which Mr. Cohen is a trustee or a co-trustee, Shares owned of record by Mr. Cohen's wife and the Shares subject to options.

(3) Includes 7,500 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999.

(4) Includes 154,445 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999 and 400 Shares held by Mr. Weller as custodian for his children under the New York Uniform Gifts to Minors Act.

(5) Pursuant to the TRO Contribution Agreement, dated as of July 30, 1997 (the "TRO Contribution Agreement"), the Trust acquired all of the outstanding non-voting shares of capital stock of The Rubin Organization, Inc. In accordance with Section 5.19 of the TRO Contribution Agreement, the Board of Trustees of the Trust elected Ronald Rubin, George F. Rubin and Rosemarie B. Greco as Trustees of the Trust to fill the vacancies created by the resignations of Robert Freedman, Jack Farber and Robert G. Rogers. Ronald Rubin and George F. Rubin are brothers.

(6) Includes 144,359 Class A units of limited partnership interests in PREIT Associates, L.P. currently redeemable for cash or, at the option of the Trust, for a like number of Shares, and 37,500 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999. Excludes 55,525 and 27,661 Class A units of limited partnership interests in PREIT Associates, L.P. redeemable for cash or a like number of Shares beginning December 23, 1999 and February 25, 2000, respectively.

(7) Includes 420 Shares owned by Mr. Korman's spouse, 87,570 Shares held by a private foundation of which Mr. Korman is a co-trustee, 122,756 Shares held in trust of which Mr. Korman is a co-trustee, and 750 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999. Mr. Korman disclaims beneficial ownership of all but 11,278 of the foregoing Shares.

(8) Includes 450 Shares owned by Mr. Orleans' spouse, 1,000 Shares held by Mr. Orleans as custodian for his children under the Pennsylvania Uniform Gifts to Minors Act, 947 Shares owned by an adult daughter of Mr. Orleans, 310 Shares held by trusts of which Mr. Orleans is co-trustee, 252 Shares owned by a corporation 50% of whose shares are owned by Mr. Orleans and the remaining 50% of whose shares are owned by Sylvan M. Cohen, Chairman of the Board of Trustees of the Trust, and 4,750 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999. Mr. Orleans disclaims beneficial ownership of the Shares owned by his wife and the Shares he holds as custodian under the Pennsylvania Uniform Gifts to Minors Act.

(9) Includes 3,750 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999.

(10) Includes 86,462 Class A units of limited partnership interests in PREIT Associates, L.P. currently redeemable for cash or, at the option of the Trust, for a like number of Shares, and 18,750 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999. Also includes 900 Shares held by a trust, the beneficiary of which is Mr. Rubin's daughter, and 500 Shares held by Mr. Rubin's spouse, of which Mr. Rubin disclaims beneficial ownership. Excludes 20,534 and 14,478 Class A units of limited partnership interest in PREIT Associates, L.P. redeemable for cash or a like number of Shares beginning December 23, 1999 and February 25, 2000, respectively.

(11) Includes 250 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999.

(12) Includes 13,633 Class A units of limited partnership interests in PREIT Associates, L.P. currently redeemable for cash or, at the option of the Trust, for a like number of Shares, and 12,500 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999.

(13) Includes 43,195 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999 and 500 Shares that are held by Mr. Linn as custodian for his son under the Pennsylvania Uniform Gifts to Minors Act.

(14) Includes 30,524 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999.

(15) Includes 371,727 Shares subject to options that are currently exercisable or become exercisable within 60 days from March 1, 1999 and 244,454 Class A units of limited partnership interests in PREIT Associates, L.P. currently redeemable for cash or, at the option of the Trust, for a like number of shares. In certain instances, two Trustees beneficially own the same Shares because they share voting or investment power over such Shares. Such Shares have been counted only once in this total.

                                PROPOSAL NO. 2:

                        THE 1999 EQUITY INCENTIVE PLAN

     The Trust's 1999 Equity Incentive Plan (the "1999 Plan") was adopted by the Board of Trustees on March 24, 1999. The purpose of the 1999 Plan is to advance the interests of the Trust and its Shareholders by strengthening the Trust's ability and the ability of PREIT-RUBIN, Inc. ("PRI") to attract and retain key individuals with the desired training, experience and expertise, and to furnish additional incentive to such key individuals to promote the Trust's financial success by providing them with an equity ownership in the Trust commensurate with the Trust's performance, as reflected in increased shareholder value.

     Set forth below is a general description of the 1999 Plan. Such description is qualified in its entirety by reference to the 1999 Plan which is attached hereto as Appendix A.

Eligible Participants; Maximum Number of Shares

     Officers and other key employees of the Trust and its subsidiary entities and of PRI and its subsidiary entities are eligible for awards under the 1999 Plan. Approximately 69 persons are eligible for awards.

     Subject to any future adjustment for share splits and similar events, the total number of Shares that can be delivered under the 1999 Plan initially is 400,000 (of which only 247,000 Shares are newly authorized; the remaining 153,000 Shares were consolidated from other stock option plans of the Trust and of PRI by reducing the number of Shares previously authorized and available under those plans). In addition, Shares that are subject to options under the Pennsylvania Real Estate Investment Trust 1990 Incentive and Nonqualified Stock Option Plan, the Pennsylvania Real Estate Investment Trust 1997 Stock Option Plan, and the PREIT-RUBIN, Inc., 1998 Stock Option Plan that expire or otherwise terminate will automatically be made available for awards (other than incentive stock options ("ISOs")) under the 1999 Plan. ISOs may be granted under the 1999 Plan to purchase a maximum of 400,000 Shares. No individual may receive options and/or stock appreciation rights for more than 250,000 Shares during any calendar year under the 1999 Plan. If any award that requires the participant to exercise it in order for Shares to be delivered terminates without having been exercised in full, or if any award payable in cash or Shares is paid in cash rather than in Shares, the number of Shares as to which such award was not exercised or for which cash was paid will continue to be available for future awards. In addition, the aggregate fair market value (determined at the time the option is granted) of Shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under the 1999 Plan and under any other ISO plan of the Trust or a related corporation) may not exceed $100,000.

Stock Options

     The 1999 Plan permits the Executive Compensation and Human Resources Committee (the "Compensation Committee") to grant options that qualify as ISOs under the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not so qualify ("NQSOs"). Only key employees of the Trust or a related corporation may receive ISOs. The Compensation Committee also determines the exercise price of each option. However, the exercise price of an ISO may not be less than 100% of the fair market value of the Shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than par value of the Shares. The Compensation Committee may not reduce the exercise price of an option after it is granted.

     The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee. Also, if the fair market value of the Shares subject to an option (other than an option granted in tandem with a stock appreciation right) exceeds the exercise price of the option at the time of exercise, the Compensation Committee in its discretion and upon the request of the participant holding the option, may cancel the option and pay the participant an amount in cash or Shares equal to the difference between the fair market value of the Shares which would have been purchased pursuant to the exercise (determined on the date the option is canceled) and the exercise price which would have been paid.

     The exercise price of an option granted under the 1999 Plan must be paid in full in cash or by check, bank draft, or money order or, if the terms of the option permit, by Shares which have been held by the participant for at least one year, by delivery of an irrevocable undertaking by a broker to deliver promptly to the Trust sufficient funds to pay the exercise price, or by any combination of the foregoing.

     In addition to the options described above, the 1999 Plan also requires the Trust to issue NQSOs to PRI at certain times at a purchase price equal to the value of the NQSOs as determined as of the date of issuance in accordance with the Black-Scholes option pricing model. Such NQSOs are to be issued by the Trust when PRI grants an NQSO under the PREIT-RUBIN, Inc. 1998 Stock Option Plan (the "PRI Plan") or under a stock option plan that may be established in the future by PRI (with the prior written consent of the Trust). Currently, no Shares are available for issuance under the PRI Plan. PRI may only amend the PRI Plan to increase the number of Shares available under it with the prior written consent of the Trust, pursuant to the Stock Option Agreement entered into by the Trust and PRI as of July 15, 1998. NQSOs issued to PRI will have the terms and conditions required by such Stock Option Agreement.

Stock Appreciation Rights

     The Compensation Committee may grant stock appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or Shares (as determined by the Compensation Committee), measured by the increase since the date of grant in the value of the Shares covered by such right. Stock appreciation rights granted in tandem with options will be exercisable only at such time(s), and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Compensation Committee may accelerate the date(s) on which stock appreciation rights not granted in tandem with stock options may be exercised.

Restricted Stock

     The Compensation Committee may grant Shares to participants either with or without any required payment by the participant, subject to such restrictions as the Compensation Committee may determine. The Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Prior to the lapse of restrictions on Shares of restricted stock, the participant will have voting and dividend rights on the Shares. Any participant who makes an election under
Section 83(b) of the Code with respect to restricted stock (regarding the immediate recognition of income) must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

Performance Stock

     The Compensation Committee may grant awards entitling a participant to receive Shares without payment provided certain performance criteria are met. Receipt of the Shares may be conditioned on the achievement of personal, corporate, or departmental performance, Share performance, or any other category of performance that the Compensation Committee determines. Any conditions in an award of performance stock may be waived or modified by the Compensation Committee at any time.

Dividend Equivalent Rights

     The Compensation Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another award granted to the participant had such Shares been outstanding.

Loans

     The Compensation Committee may authorize a loan from the Trust to a participant, either on the date of or after the grant of any award to the participant (except that the ability of the Compensation Committee to authorize a loan in connection with an ISO must be included in the participant's award agreement at the time of the award). A loan may be made either in connection with the purchase of Shares under the award or with the payment of any Federal, state, or local income tax with respect to income recognized as a result of the award. The

Compensation Committee will have full authority to decide whether to make a loan and to determine the amount, terms, and conditions of the loan. However, the loan must be made on the participant's personal, negotiable, demand promissory note and the interest rate may not be lower than the lowest rate that will avoid the imputation of interest under the Code.

Transferability

     No award granted under the 1999 Plan may be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, an award requiring exercise may be exercised only by the participant (or in the event of the participant's incapacity, the person(s) legally appointed to act on the participant's behalf).

Treatment of Awards upon Termination of Employment

     If a participant's employment terminates by reason of death or disability, all options and stock appreciation rights then held by the participant that were not exercisable immediately prior to such termination of employment will terminate on that date (except as otherwise determined by the Compensation Committee). Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of employment (or such shorter or longer period as the Compensation Committee decides). In the event of any other termination of employment, all options and stock appreciation rights held by the participant that are not then exercisable shall terminate. Any options or stock appreciation rights that were exercisable will generally continue to be so for three months (or for such longer period as the Compensation Committee decides). Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

     If a participant who holds Shares of restricted stock terminates his or her employment for any reason, including death or disability prior to the lapse of the restrictions, the participant must resell to the Trust the shares of restricted stock for the amount paid for such Shares, or forfeit them to the Trust if no cash was paid; provided, however, that the Compensation Committee may provide that the restrictions lapse upon any such termination of employment. Except as otherwise decided by the Compensation Committee, rights under a performance award and dividend equivalent rights to which a participant has not become irrevocably entitled will terminate upon the participant's death, retirement, or other termination of employment with the Trust.

Adjustments in Shares; Certain Corporate Transactions

     In the event of a stock dividend, stock split, reverse split, or similar change in the capitalization of the Trust, the Compensation Committee will make appropriate adjustments to the maximum number of Shares that may be delivered under the 1999 Plan, the maximum number of Shares with respect to which ISOs may be granted, the maximum number of Shares with respect to which other options or stock appreciation rights may be granted, the exercise price of outstanding awards, and the number of Shares issuable upon exercise or vesting of an award.

     In the event of a "change in control" of the Trust (as defined in the 1999
Plan), all outstanding options and any stock appreciation rights granted in tandem with an option will become fully vested and exercisable.

     In the event of a corporate transaction (as, for example, a merger, consolidation, or acquisition of property or stock) each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Compensation Committee may terminate all or a portion of any outstanding award if it determines that doing so is in the best interests of the Trust. If so, the Compensation Committee will give each participant holding an option or a stock appreciation right not less than seven days' notice prior to the termination, and any option or stock appreciation right that is to be so terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Compensation Committee, in its discretion, may (i) accelerate the date on which options and stock appreciation rights become exercisable,
(ii) remove restrictions from the outstanding Shares of restricted stock, (iii) cause the delivery of any performance stock, even if the associated performance goals have not been met, (iv) cause the payment of any dividend equivalent rights, and/or (v) forgive all or any portion of a loan. Finally, the Compensation Committee may, in lieu of the action described above, arrange to have the surviving or acquiring entity grant the participant a replacement award substantially equivalent to the award.

Withholding Requirements

     The grant or exercise of awards may be subject to tax withholding requirements, as described under "Federal Income Tax Consequences" below. Where Shares may be delivered under an award, the Compensation Committee may require that the participant either remit to the Trust an amount necessary to satisfy the withholding requirements or make other satisfactory arrangements (including, if the Compensation Committee so permits, the holding back of Shares from payments under the award).

Discontinuance, Cancellations, Amendment and Termination

     The Compensation Committee may at any time discontinue granting awards under the 1999 Plan. The Board may at any time amend the 1999 Plan (and the Compensation Committee may amend any outstanding award, other than lowering the exercise price of options or the purchase price of restricted stock) for any purpose, or may at any time terminate the 1999 Plan, except that the following amendments may not be made without the approval of the shareholders of the
Trust: (i) an increase in the maximum number of Shares with respect to which ISOs may be granted under the 1999 Plan, (ii) a change in the class of employees eligible to receive ISOs under the 1999 Plan, (iii) an extension of the duration of the 1999 Plan with respect to ISOs, and (iv) any amendment to the 1999 Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code. Further, no amendment or termination of the 1999 Plan may adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

Federal Income Tax Consequences

     Based on the advice of counsel, the Trust believes that, with respect to options granted under the 1999 Plan, the normal operation of the 1999 Plan should generally have, under the Code and the regulations and rulings thereunder, all as in effect on March 1, 1999, the principal Federal income tax consequences described below. The consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after March 1, 1999.

     Incentive Stock Options. To the extent options issued under the 1999 Plan qualify as ISOs under Section 422 of the Code, the principal Federal income tax consequences to each participant receiving the options (an "optionee") and to the Trust should generally be as follows:

       (1) The optionee will not recognize taxable income upon the grant of an ISO. Moreover, the optionee generally will not recognize taxable income upon the exercise by the optionee of an ISO, provided the optionee was an employee of the Trust or any of its subsidiary corporations, as defined in
    Section 424(f) of the Code, during the entire period from the date of grant of the ISO until three months before the date of exercise (increased to 12 months if employment ceased due to permanent and total disability). However, an amount, generally equal to the excess of the fair market value of the Shares over the exercise price at the time of exercise, will be included in the optionee's alternative minimum taxable income in the year of exercise. The employment requirement is waived in the event of the optionee's death. (Of course, in all of these situations, the ISO itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.)

       If the employment requirements described above are not met, the tax consequences relating to NQSOs (discussed below) will apply.

       (2) If the optionee disposes of the Shares acquired under an ISO after at least two years following the date of grant of the ISO and at least one year following the date of transfer of the Shares to the optionee following exercise of the ISO, the optionee will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price, assuming such Shares were held by the optionee as capital assets.

       (3) If the optionee makes a disqualifying disposition of the Shares (that is, disposes of the Shares within two years after the date of grant of the ISO or within one year after the transfer of the Shares to the optionee), but all other requirements of Section 422 of the Code are met, the optionee will generally recognize ordinary income upon disposition of the Shares in an amount equal to the lesser of (i) the fair market value of the Shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. Disqualifying dispositions of Shares may also, depending upon the sales price, result in either long-term or short-term capital gain or loss under the Code rules which govern other stock dispositions, assuming that the Shares are held as capital assets.

       (4) Where all requirements of Section 422 of the Code, including the holding and employment requirements described in (1) and (2) above, are met, the Trust is not entitled to any Federal income tax deduction with respect to the ISO. In those cases where any of such requirements are not met, the Trust will be allowed a Federal income tax deduction to the extent of the ordinary income includable in the optionee's gross income in accordance with the provisions of Section 83 of the Code (and Section 162(m) of the Code, to the extent applicable) and the regulations thereunder.

     Nonqualified Stock Options. To the extent options, when granted, are NQSOs, or to the extent options, when granted, are intended to be ISOs but fail to qualify as such, the principal Federal income tax consequences to each optionee and to the Trust should generally be as follows:

       (1) The optionee will not recognize taxable income upon the grant of an NQSO.

       (2) Generally, the optionee will recognize ordinary income at the time of the exercise of the NQSO, in an amount equal to the excess of the fair market value of the Shares at the time of such exercise over the exercise price.

       (3) The Trust will not be entitled to a deduction upon the grant of an NQSO. The Trust will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of
    Section 83 of the Code (and Section 162(m) of the Code, to the extent applicable) and the regulations thereunder.

       (4) Gain or loss recognized by the recipient upon a subsequent disposition of such Shares will be short- or long-term capital gain or loss, if such Shares are otherwise capital assets in the hands of the recipient.

       (5) Section 162(m) of the Code limits the extent to which the remuneration paid to the chief executive officer of the Trust (or the person acting in such a capacity) and the four highest compensated executives (other than the chief executive officer) (collectively, the "Covered Employees") is deductible by a corporation when the annual remuneration for any of these officers exceeds $1,000,000 in a calendar year. Remuneration for purposes of Section 162(m) includes cash compensation and noncash benefits paid for services (including, with respect to NQSOs, the difference between the exercise price and the market value of the stock at the time of exercise), subject to certain exclusions. Approval of the 1999 Plan by the Trust's stockholders will prevent the spread upon exercise of NQSOs from treatment as remuneration for purposes of Section 162(m) so that if any remuneration paid to any of the Covered Employees exceeds $1,000,000 in the future, any compensation recognized upon the exercise of the NQSOs granted under the 1999 Plan will be deductible by the Trust.

Required Vote

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy and casting a vote on this Proposal will be necessary to approve adoption of the 1999 Plan. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

     The Board of Trustees recommends that Shareholders vote FOR approval of the 1999 Equity Incentive Plan.

                                PROPOSAL NO. 3:

                                 THE QUALIFIED
                         EMPLOYEE SHARE PURCHASE PLAN


     The Qualified Employee Share Purchase Plan (the "Share Purchase Plan") was adopted by the Board of Trustees on October 13, 1998. The Share Purchase Plan is intended to encourage share ownership by all eligible employees of the Trust and of designated subsidiary corporations of the Trust by providing them the opportunity to acquire an equity interest (or increase their equity interest) in the Trust. Approximately 130 persons are in the class eligible for awards.

     Set forth below is a general description of the Share Purchase Plan. Such description is qualified in its entirety by reference to the Share Purchase Plan which is attached hereto as Appendix B.

Shares

     A participating employee will have the right to authorize deductions from his compensation for the purpose of purchasing Shares as of the last business day of each calendar quarter during a calendar year beginning April 1, 1999 (an "Option" to purchase such Shares). The maximum number of Shares that may be issued under Options is 82,000.

Administration

     The Compensation Committee of the Board of Trustees administers the Share Purchase Plan.

Duration and Amendment

     The Compensation Committee may amend or terminate the Share Purchase Plan at any time except that no amendment may permit the granting of Options under the Share Purchase Plan to persons other than employees of the Trust or a subsidiary corporation, or otherwise cause Options issued under it to fail to meet the requirements of Section 423 of the Code. Furthermore, the Share Purchase Plan may not, without shareholder approval, be amended in any manner that will change the number of Shares subject to the Share Purchase Plan or change the employees (or class of employees) eligible to receive Options under the Share Purchase Plan.

Eligible Employees

     Persons eligible to receive Options for a calendar year are those employees of the Trust or a designated subsidiary corporation who are customarily employed for more than 20 hours per week and for more than five months in any calendar year. Only employees who have been employed by the Trust or a designated subsidiary corporation for at least six months and are employed by the Trust or a designated subsidiary corporation on the date their participation in the Share Purchase Plan is to begin will be eligible.

     No Option may be granted under the Share Purchase Plan to any employee if the Shares which such employee has a right to acquire under the Option will aggregate -- together with all Shares then held by the employee and all other Shares which he has rights to acquire under outstanding incentive and nonqualified stock options -- 5% or more of the total combined voting power or value of all classes of then outstanding Shares of the Trust or shares of a subsidiary corporation (if any).

Payroll Deductions

     At the time of completing an authorization for payroll deduction, the participating employee will elect to have deducted from his pay between 1% and 10% (inclusive) of his basic rate of compensation from the Trust or a designated subsidiary corporation for the calendar year. Payroll deductions made under the Share Purchase Plan will be held as general assets of the Trust or a designated subsidiary corporation and will not be credited with interest.

Grant of Options

     On April 1, 1999 (and on the first day of each January thereafter), a participating employee will be granted an Option, exercisable in installments on the last business day of each purchase period during the year. There will be four purchase periods -- coinciding with the calendar quarters (January - March, April - June, July - September, and October - December) -- during each calendar year after 1999. (There will be three purchase periods in the April 1 through December 31, 1999 period.)

     The number of Shares purchasable by an employee for a purchase period is determined by dividing the employee's accumulated payroll deductions for the purchase period by the per-Share exercise price of the Option installment for such purchase period. However, the aggregate number of full and fractional Shares purchasable by a participating employee under an Option for a calendar year may not exceed the lesser of (i) 2,000, or (ii) the number determined by dividing $25,000 by the fair market value of a Share on the most recent business day before January 1 of years after 1999 (or on April 1, 1999). The per-Share fair market value shall be the average between the highest and lowest quoted selling prices of the Shares as reported on the New York Stock Exchange on the applicable date.

     The exercise price per Share of the Option exercisable on the last business day of a purchase period shall be the lower of (i) 85% of the per-Share fair market value of the Shares on the most recent business day before January 1 of the year in which the purchase period occurs (or on April 1, 1999), or (ii) 85% of the per-Share fair market value of the Shares on the exercise date (i.e., the last business day) of such purchase period.

     No Option shall permit the rights of an employee to purchase Shares under all employee stock purchase plans that are intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 in fair market value of such Shares (determined at the time Options are granted) for each calendar year in which the Option is outstanding at any time.

Exercise of Options

     On the exercise date (i.e., the last business day) of each purchase period, a participating employee will be automatically deemed to have exercised his Option installment for that purchase period at the exercise price described in "Grant of Options" above, unless an election to withdraw all accumulated payroll deductions has been made. Upon the exercise of the Option, amounts in the participating employee's account will be applied to purchase the number of full and fractional Shares purchasable with the employee's accumulated payroll deductions, subject to the limits described in "Grant of Options" above. Any remaining unapplied funds in a participating employee's account at the end of a purchase period will be returned to the employee.

Rights as a Shareholder

     An employee will have no rights as a shareholder with respect to any Shares covered by his Option until the date the Option is exercised in accordance with the terms of the Share Purchase Plan.

Federal Income Tax Consequences

     Based on the advice of counsel, the Trust believes that the normal operation of the Share Purchase Plan should generally have, under the Code and the regulations and rulings and thereunder, all as in effect on March 1, 1999, the principal Federal income tax consequences described below. The tax consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after March 1, 1999.

     The Share Purchase Plan is designed to meet the requirements of Section 423 of the Code. Therefore, no income will be recognized for Federal income tax purposes by employees when they acquire rights under the Share Purchase Plan at the beginning of an Option term or when they purchase Shares on the exercise date of a purchase period. The Trust will receive no deduction at either the beginning of an Option term or when employees purchase Shares.

     If an employee disposes of the Shares purchased under the Share Purchase Plan more than two years after the date the Option was granted to the employee, or if the employee dies while owning the Shares, the employee will recognize ordinary income equal to the lesser of (i) 15% of the fair market value of the Shares on the date the Option was granted to the employee, or (ii) the amount the employee realized on the disposition minus what the employee paid for the Shares. The Trust will not receive a deduction for the amount the employee recognizes as income. Additional gain (or loss), if any, will be long-term capital gain (or loss).

     If an employee disposes of the Shares within two years after the date the Option was granted to the employee, the employee will recognize ordinary income and the Trust will receive a deduction equal to the fair market value of the Shares on the date the employee purchased them minus what the employee paid for the Shares. Additional gain (or loss), if any, will be either long- or short-term capital gain (or loss), depending on how long the employee held the Shares.

Required Vote

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy and casting a vote on this Proposal will be necessary to approve adoption of the Share Purchase Plan. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

     The Board of Trustees recommends that Shareholders vote FOR approval of the Qualified Employee Share Purchase Plan.

                                PROPOSAL NO. 4:

                 AMENDMENT NO. 2 TO THE 1990 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE TRUSTEES

     The Trust's 1990 Stock Option Plan for Non-Employee Trustees (the "Trustee Plan") was approved in its original form by the Board of Trustees on September 17, 1990 and by the Shareholders on December 19, 1990. As originally approved, the Trustee Plan authorized the granting of nonqualified stock options to purchase up to an aggregate of 100,000 Shares to Trustees of the Trust who were not employees of the Trust or any affiliate of the Trust. Under the Trustee Plan as approved in its original form, options to purchase 1,000 Shares are granted automatically to each non-employee Trustee on the last trading day in January of each of the years 1991 through 1997. The Trustee Plan was amended (with the approval of the Shareholders) in 1997 to extend it through January 2004. Options to purchase 42,000 Shares remain available under the Trustee Plan. Five persons are in the class eligible for options.

     By unanimous written consent dated March 24, 1999, the Trustees adopted, subject to approval by the Shareholders at the Annual Meeting, an amendment to the Trustee Plan (the "1999 Amendment"). The 1999 Amendment approved by the
Trustees:

   o Increases the automatic annual grant in January to each non-employee Trustee from an option for 1,000 Shares to an option for 2,500 Shares.

   o Provides for an automatic grant of an option for 5,000 Shares to a newly elected (i.e., elected for the first time) non-employee Trustee. If the automatic grant occurs during the six months preceding an automatic January grant, the newly elected Trustee will not be eligible for the automatic January grant.

   o Clarifies that option grants may not be made under the Trustee Plan after January 31, 2004, unless the Trustee Plan is extended further.

     Set forth below is a general description of the Trustee Plan, as amended to give effect to the 1999 Amendment. Such description is qualified in its entirety by reference to the Trustee Plan, reflecting the 1999 Amendment, which is attached hereto as Appendix C.

Shares Subject to the Trustee Plan

     Under the Trustee Plan, nonqualified stock options ("NQSOs") to purchase up to an aggregate of 100,000 Shares may be issued by the Trust to Trustees of the Trust who are not employees of the Trust or any affiliate of the Trust, subject to adjustments to reflect any stock splits, stock dividends, share combinations or similar changes in the Trust. Shares issuable under the Trustee Plan may be authorized but unissued shares or reacquired shares, and the Trust may purchase shares for this purpose.

Administration

     The Trustee Plan will continue to be administered by the Compensation Committee. The Compensation Committee members will have full authority, subject to the terms of the Trustee Plan, to administer the Trustee Plan.

Amendment and Duration of the Trustee Plan

     Except to the extent limited by the Trustee Plan, the Board of Trustees of the Trust will continue to have the power, without the consent of the Shareholders, to discontinue, amend or revise the terms of the Trustee Plan. The Trustee Plan provides that, without the approval of the Shareholders, no amendment or revision shall change the selection or eligibility of Trustees to receive options under the Trustee Plan, change the number of Shares subject to any such options or the exercise price thereunder, or materially increase the benefits accruing to participants under the Trustee Plan.

     No options may be granted after January 31, 2004, but options outstanding at that time will remain exercisable in accordance with their terms.

Terms and Conditions of Stock Options

     NQSOs may be granted under the Trustee Plan for terms of not more than 10 years at an exercise price per share equal to 100% of the fair market value of the Shares underlying the options on the date of the grant of the option. Each option granted under the Trustee Plan will become exercisable and mature in four equal installments, commencing on the first anniversary of the date of the grant and annually thereafter. Generally, each option under the Trustee Plan expires 10 years from the date of the grant. The Compensation Committee may, in its discretion, revise previously granted options held by a Trustee who is terminating his or her service on the Board to extend the exercise period and accelerate the vesting of such options. Options granted under the Trustee Plan may be exercised only upon payment to the Trust of the full exercise price in cash or by check at the time of exercise. Options are not assignable or transferable by any optionee other than by will or by the laws of descent and distribution.

Stock Option Agreements

     The Trustee Plan also requires that optionees enter into written agreements with the Trust which incorporate the terms and conditions of the options as set forth in the Trustee Plan.

Adjustments Upon Mergers and Other Events

     In the event the Shares, as presently constituted, are changed into or exchanged for a different number or kind of securities of the Trust or of another trust or corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, or otherwise), then there shall be substituted for or added to each Share previously underlying options granted under the Trustee Plan the number or kind of Shares or other securities into which each outstanding Share was changed or for which such Share was exchanged. In addition, the Board of Trustees has the power to make appropriate amendments to the price and other terms of such options as the Board may deem to be equitable. Notwithstanding the foregoing, the Board of Trustees has the power, in the event of a merger or consolidation of the Trust or other specified events, to accelerate the vesting and termination of outstanding options, to require the forfeiture of all options upon payment of certain amounts, or to make such other amendments to such options as the Board of Trustees deems equitable.

Other Considerations

     The Trustee Plan is not qualified under Section 401(a) of the Code, and, based upon current law and published interpretations, the Trust believes that the Trustee Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     At March 1, 1999, options for 58,000 Shares had been granted under the Trustee Plan, 18,500 of which have been exercised. If the 1999 Amendment is approved by the Shareholders, options to purchase 2,500 Shares will be granted automatically to each eligible Trustee on the last trading day in each January from 2000 through 2004 and options to purchase 5,000 Shares will be granted automatically to each newly elected eligible Trustee through January 2004 (but if such initial grant occurs during the six months preceding an automatic January grant, the Trustee will not be eligible for the next automatic January grant).

Federal Income Tax Consequences

     Based on the advice of counsel, the Trust believes that the normal operation of the Trustee Plan should generally have, under the Code and regulations and rulings thereunder, all as in effect on March 1, 1999, the principal Federal income tax consequences described below. The consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after March 1, 1999.

       (1) The optionee will not recognize taxable income upon the grant of an NQSO.

       (2) Generally, the optionee will recognize ordinary income at the time of the exercise of the NQSO, in an amount equal to the excess of the fair market value of the Shares at the time of such exercise over the exercise price.

       (3) The Trust will not be entitled to a deduction upon the grant of an NQSO. The Trust will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of
   Section 83 of the Code (and Section 162(m) of the Code, to the extent applicable) and the regulations thereunder.

       (4) Gain or loss recognized by the recipient upon a subsequent disposition of such Shares will be short- or long-term capital gain or loss, if such Shares are otherwise capital assets in the hands of the recipient.

Required Vote

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy and casting a vote on this Proposal will be necessary to approve adoption of the 1999 Amendment to the Trustee Plan. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

     The Board of Trustees recommends that Shareholders vote FOR approval of the 1999 Amendment to the 1990 Stock Option Plan for Non-Employee Trustees.

                            ADDITIONAL INFORMATION

Summary Compensation Table

     The following table sets forth certain information concerning the compensation paid by the Trust for the last three complete fiscal years and for the four months ended December 31, 1997 to the Trust's Chief Executive Officer and the four other most highly compensated executive officers of the Trust.

                                                                                                     Long Term
                                                                                                    Compensation
                                                            Annual Compensation                        Awards
                                               ---------------------------------------------------  -------------
                                                                                                                    All Other
    Name and Principal                                                           Other Annual                      Compensation
         Position           Year               Salary ($)        Bonus ($)      Compensation($)(1)    Options (#)      ($) (2)
------------------------    ----               ----------        ---------      -----------------   -------------- ------------
Sylvan M. Cohen             1998               345,000(4)            --                 --                 --          9,070
 Chairman and Trustee       1997(3)            115,000(5)            --                 --                 --             --
                            1997               345,000               --                 --                 --          9,070
                            1996               342,333               --                 --                 --          9,070

Ronald Rubin                1998               345,000(4)        72,790(6)              --                 --             --
 Chief Executive            1997(3)             92,885(5)            --                 --            150,000             --
 Officer and Trustee

Jonathan B. Weller          1998               315,000(4)        66,461(6)              --                 --         52,741
 President and Chief        1997(3)             99,711(5)            --                 --                 --             --
 Operating Officer and      1997               301,731           50,000             15,250             20,000         33,775
 Trustee                    1996               297,212               --                 --             20,000         32,790

Edward A. Glickman          1998               230,000(4)        48,738(6)              --                 --             --
 Executive Vice             1997(3)             61,923(5)            --                 --             50,000             --
 President And Chief
   Financial Officer

Jeffrey A. Linn             1998               160,000(4)        25,000(6)              --                 --         40,872
 Senior Vice President-     1997(3)             44,625(5)            --                 --                 --             --
 Acquisitions and           1997               134,375           20,000             27,825             10,000         20,052
 Secretary                  1996               130,797               --                 --             10,000         19,277

------------
(1) Amounts shown in fiscal 1997 represent paid accrued vacation salary.

(2) All amounts for Mr. Cohen represent annual premium payments on life insurance provided under Mr. Cohen's employment agreement. Amounts for Mr. Weller include $9,750 of annual premium payments on life insurance provided under Mr. Weller's employment agreement. Amounts shown include discretionary contributions by the Trust to the accounts of Messrs. Weller and Linn in the Trust's 401(k) retirement plan in the amounts of $7,164 and $6,010, respectively, in fiscal 1997, and in the amounts of $7,182 and $5,163, respectively, in fiscal 1996. All other amounts represent anticipated contributions by the Trust with respect to fiscal 1998, fiscal 1997 and fiscal 1996 under the Supplemental Retirement Plan in which Messrs. Weller and Linn are participants. Amounts listed as payable under the Supplemental Retirement Plan for fiscal 1998 include amounts payable for the four months ended December 31, 1997.

(3) Represents the four months ended December 31, 1997.

(4) With respect to fiscal 1998, all of Mr. Cohen's salary was paid by the Trust; $70,000 of Mr. Rubin's salary was paid by the Trust and $275,000 was paid by PRI; $189,000 of Mr. Weller's salary was paid by the Trust and $126,000 was paid by PRI; $92,000 of Mr. Glickman's salary was paid by the Trust and $138,000 was paid by PRI; and $128,000 of Mr. Linn's salary was paid by the Trust and $32,000 was paid by PRI.

(5) With respect to the four months ended December 31, 1997, the salaries of Messrs. Cohen, Weller and Linn were paid by the Trust and the salaries of Messrs. Rubin and Glickman were paid by PRI.

(6) The bonus for fiscal 1998 was paid on March 15, 1999. With respect to such bonuses, $14,558 of Mr. Rubin's bonus was paid by the Trust and $58,232 was paid by PRI; $39,877 of Mr. Weller's bonus was paid by the Trust and $26,584 was paid by PRI; $19,495 of Mr. Glickman's bonus was paid by the Trust and $29,243 was paid by PRI; $20,000 of Mr. Linn's bonus was paid by the Trust and $5,000 was paid by PRI.

Employment Agreements

     The Trust entered into an Employment Agreement with Mr. Cohen on July 16, 1982, which was amended and restated on March 14, 1985 and further amended as of January 1, 1990 and September 29, 1997. The Employment Agreement provides that Mr. Cohen is to serve as Chairman of the Board of Trustees of the Trust and Chairman of the Property Committee of the Board of Trustees. Pursuant to the 1997 amendment, the employment term shall continue until December 31, 2000, with automatic calendar year renewals thereafter that will continue until written notice of termination is delivered by either Mr. Cohen or the Trust at least 180 days prior to the end of the then current term. Mr. Cohen's current annual base compensation is $345,000, and the agreement provides that such compensation cannot be unilaterally decreased by the Trust. Following the termination of Mr. Cohen's employment for any reason (including expiration of the term) other than termination for specified cause, the Trust is required to make payments to Mr. Cohen and, in the event his wife survives him, to Mr. Cohen's widow. Post-termination payments to Mr. Cohen are to continue for the balance of his lifetime at a rate equal to, subject to an annual cost-of-living adjustment, 50% of the rate of Mr. Cohen's highest annual base compensation during his employment with the Trust. If Mr. Cohen is survived by his wife, the Trust is to pay her for the balance of her lifetime at a rate equal to, subject to an annual cost-of-living adjustment, the greater of (i) 25% of the rate of Mr. Cohen's highest annual base compensation during Mr. Cohen's employment with the Trust or (ii) 50% of the rate of the adjusted payments to which Mr. Cohen shall have been entitled at the time of his death. During fiscal 1998, the Trust was not required to accrue on its financial statements any additional amount in respect of the aforementioned post-termination payments. As of the end of fiscal 1998, such accrual equals approximately $755,000. The Employment Agreement also requires the Trust to maintain $150,000 of life insurance coverage on Mr. Cohen's life, payable to beneficiaries designated by Mr. Cohen.

     The Trust entered into an Employment Agreement with Mr. Ronald Rubin as of September 30, 1997 for an initial term of five years and extending year-to-year thereafter until terminated by either party. The Employment Agreement provides for annual base salary of $345,000, provided that, at all times during the term of the Employment Agreement, the base salary must be at least equal to the highest amount paid to any other person employed by the Trust or PRI. In accordance with the Employment Agreement, on September 30, 1997, the Trust granted Mr. Rubin nonqualified stock options to purchase 150,000 Shares at an exercise price equal to the fair market value of the Shares on such date. If Mr. Rubin's employment is terminated other than for cause or a change in control of the Trust, he will be entitled to lump sum severance equal to the present value of his base salary and a target incentive bonus for the remaining portion of the contract term at the time of termination. If his employment is terminated pursuant to a change in control (including voluntary termination by Mr. Rubin within 60 days of a change in control), the Trust shall pay him up to three times the present value of his base salary and target incentive compensation, subject to all necessary reductions to preserve the deductibility of all such payments under the Code.

     The Trust entered into an Employment Agreement with Mr. Weller on December 14, 1993. The Employment Agreement provides that Mr. Weller is to serve as President and Chief Operating Officer of the Trust with responsibility for the day-to-day management of the Trust. The employment term, which began on January 31, 1994, was three years, a period that is automatically extended, as of January 31, 1996 and each January 31 thereafter, for a new three year term beginning on such January 31 unless the Trust gives Mr. Weller written notice at least 60 days prior to January 31 in a year that the term is not to be extended as of such January 31. The agreement further provided for an initial annual base salary of $275,000 and provides that if the annual salary is increased, such increased annual salary thereafter constitutes the annual base salary for purposes of the agreement. Mr. Weller's annual base salary under the agreement currently is $315,000. In accordance with the Employment Agreement, on December 14, 1993, the Trust granted Mr. Weller nonqualified stock options to purchase 100,000 Shares of the Trust at an exercise price equal to the fair market value of the Shares on such date.

The Trust is required to provide certain employee benefits to Mr. Weller, including $1,500,000 of life insurance. Mr. Weller was required to invest a minimum of $250,000 in Shares of the Trust. Upon a termination of employment by Mr. Weller for specified good reason (including delivery by the Trust of written notice that the term of the agreement is not to be renewed for a new three year period) or by the Trust other than for cause, disability or death, Mr. Weller is entitled to receive a lump-sum cash payment equal to the sum of any unpaid annual base salary through the date of termination and the amount of annual base salary that would have been paid during the remaining term of employment, discounted on a present value basis. The Employment Agreement provides that all options to purchase Shares granted to Mr. Weller vest and become immediately exercisable upon a change of control of the Trust or upon a termination of employment by the Trust without cause or by Mr. Weller for good reason or upon Mr. Weller's death or disability. The Employment Agreement provides that, in the event any payments to Mr. Weller result in the imposition on Mr. Weller of an excise tax under Section 4999 of the Internal Revenue Code, the Trust shall pay Mr. Weller an additional amount sufficient to reimburse him for such excise tax.

     The Trust entered into an Employment Agreement with Mr. Glickman as of September 30, 1997. The Employment Agreement provides that Mr. Glickman is to serve as Chief Financial Officer of the Trust. The employment term, which began on September 30, 1997, was two years and is automatically extended for additional two year periods unless and until either party shall give notice of his or its election to terminate at least six months prior to the end of the current term. Mr. Glickman's annual base salary under the agreement currently is $230,000. If Mr. Glickman's employment is terminated pursuant to a change of control (including resignation for good reason by Mr. Glickman within 60 days of a change of control), the Trust is required to pay him two times the present value of his base salary and targeted incentive compensation, subject to all necessary reductions to preserve the deductibility of all such payments under the Code.

     The Trust has an employment agreement with Mr. Linn, who serves as Senior Vice President - Acquisitions and Secretary of the Trust. The agreement has an initial term expiring on December 31, 1999 with automatic one-year renewals unless either party gives the other not less than 180 days notice prior to the expiration of the then current term. Mr. Linn's annual base salary under the agreement currently is $175,000, and such amount may be increased (but not decreased) by the Board of Trustees.


Stock Option Tables

     The following table sets forth certain information with respect to options to purchase Shares granted to certain executive officers named in the Summary Compensation Table during the four months ended December 31, 1997. None of the executive officers named in the Summary Compensation Table were granted options during the fiscal year 1998. Messrs. Cohen, Weller and Linn were not granted options in the four months ended December 31, 1997.


          Options Granted in the Four Months Ended December 31, 1997



                                                  Individual Grants
                               -------------------------------------------------------     Potential Realizable
                                                                                             Value at Assumed
                                             % of Total                                   Annual Rates of Stock
                                              Options                                     Price Appreciation for
                                Options      Granted to      Exercise                         Option Term (1)
                                Granted     Employees in       Price       Expiration    -----------------------------
            Name                  (#)        Fiscal Year     Per Share        Date             5%             10%
----------------------------   ---------   --------------   -----------   ------------   -------------   -------------
Ronald Rubin ...............    150,000         34.7%          $25.41        9/29/07       $2,397,032      $6,074,549
Edward A. Glickman .........     50,000         11.6%          $25.41        9/29/07       $  799,011      $2,024,850

------------
(1) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the end of the option term. These gains are based on assumed rates of share appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The assumed annual rates of share appreciation are specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Trust's share price.

     The following tables set forth certain information as to the exercise of options to purchase Shares during the fiscal year 1998 and during the four months ended December 31, 1997 by the persons named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

       Aggregate Option Exercises in Fiscal Year Ended December 31, 1998
                      and December 31, 1998 Option Values



                                                                                                      Value of
                                                                    Number of                       Unexercised
                                                                  Unexercised                      In-the-Money
                                 Shares                            Options at                        Options at
                                Acquired                        December 31, 1998               December 31, 1998(1)
                                   on          Value     -------------------------------   ------------------------------
            Name                Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------------   ----------   ----------   -------------   ---------------   -------------   --------------
Sylvan M. Cohen ............      --           --            48,190           36,810          $21,563          $ 7,188
Ronald Rubin ...............      --           --            37,500          112,500               --               --
Jonathan B. Weller .........      --           --           137,065           37,935          $31,718          $18,594
Edward A. Glickman .........      --           --            12,500           37,500               --               --
Jeffrey A. Linn ............      --           --            32,313           23,937          $14,007          $11,852

------------
(1) In-the-money options are those where the fair market value of the underlying securities exceeds the exercise price of the option. Dollar amounts shown represent the difference between the option exercise price and the fair market value of the Shares at December 31, 1998. The closing price of the Shares on December 31, 1998 was $19.44 per Share.


     Aggregate Option Exercises in the Four Months Ended December 31, 1997
                      and December 31, 1997 Option Values



                                                                                                      Value of
                                                                    Number of                       Unexercised
                                                                  Unexercised                      In-the-Money
                                 Shares                            Options at                        Options at
                                Acquired                        December 31, 1997               December 31, 1997(1)
                                   on          Value     -------------------------------   ------------------------------
            Name                Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------------   ----------   ----------   -------------   ---------------   -------------   --------------
Sylvan M. Cohen ............       --           --           33,668           51,332          $119,664        $153,774
Ronald Rubin ...............       --           --               --          150,000                --              --
Jonathan B. Weller .........       --           --          119,710           55,290          $ 87,984        $252,641
Edward A. Glickman .........       --           --               --           50,000                --              --
Jeffrey A. Linn ............       --           --           21,431           34,819          $ 76,863        $127,277

------------
(1) In-the-money options are those where the fair market value of the underlying securities exceeds the exercise price of the option. Dollar amounts shown represent the difference between the option exercise price and the fair market value of the Shares at December 31, 1997. The closing price of the Shares on December 31, 1997 was $24.56 per Share.

Stock Option Plans

     Pursuant to the Trust's 1990 Incentive and Nonqualified Stock Option Plan (the "Employee Plan"), incentive stock options (designed to qualify under Section 422 of the Code) and nonqualified stock options to purchase 390,500 of the Trust's Shares (decreased from 400,000 Shares by Amendment No. 1 thereto) have been granted by the Trust to officers and key employees of the Trust. The Employee Plan is administered by the Compensation Committee. The Employee Plan requires that the exercise price of options granted thereunder not be less than the fair market value of the Shares on the date of grant. Pursuant to Amendment No. 1 to the Employee Plan, no options may be granted under the Employee Plan on or after April 1, 1999. Further, Shares under any options that expire or otherwise terminate without having been exercised will automatically become available for certain awards under the 1999 Plan that is described above under proposal number 2.

     The Trust also has a 1990 Stock Option Plan for Non-Employee Trustees that is described above under proposal number 4.

     The Trust also maintains the 1997 Stock Option Plan (the "1997 Plan"). Pursuant to the 1997 Plan, incentive stock options (designed to qualify under Section 422 of the Code) and nonqualified stock options to purchase up to an aggregate of 432,000 of the Trust's Shares (decreased from 560,000 Shares pursuant to Amendment No. 1 thereto) have been granted by the Trust to key employees of the Trust and PRI. The 1997 Plan is administered by the Compensation Committee. The 1997 Plan requires that the exercise price of options granted thereunder not be less than the fair market value of the Shares on the grant date. Pursuant to Amendment No. 1 to the 1997 Plan, no options may be granted under the 1997 Plan on or after April 1, 1999. Further, Shares under any options that expire or otherwise terminate without having been exercised will automatically become available for certain awards under the 1999 Plan that is described above under proposal number 2.

     PRI maintains the 1998 Stock Option Plan (the "1998 Plan"). Pursuant to the 1998 Plan, nonqualified stock options to purchase up to an aggregate of 134,500 of the Trust's Shares (decreased from 150,000 Shares pursuant to Amendment No. 1 thereto) have been granted by PRI to its key employees. The 1998 Plan requires that the exercise price of options granted thereunder not be less than the fair market value of the Shares on the grant date. Pursuant to Amendment No. 1 to the 1998 Plan, no options may be granted under the 1998 Plan on or after April 1, 1999. Further, Shares under any options that expire or otherwise terminate without having been exercised will automatically become available for certain awards under the 1999 Plan that is described above under proposal number 2.

     PRI also maintains the Non-Qualified Employee Share Purchase Plan (the "PRI Share Purchase Plan"), under which employees of PRI can purchase Shares beginning April 1, 1999 through salary deductions at a discount equal to the lesser of 85% of fair market value on the date the right is granted to them (generally, the first day of each calendar year) or 85% of fair market value on the date of exercise (the last business day of each calendar quarter). The aggregate number of Shares that may be issued under the PRI Share Purchase Plan is 250,000.

     In accordance with the terms of Mr. Weller's Employment Agreement with the Trust, the Trust also maintains the 1993 Jonathan B. Weller Non-Qualified Stock Option Plan (the "Weller Plan"). Under the Weller Plan, on December 14, 1993, the Trust granted Mr. Weller options to purchase 100,000 Shares at an exercise price equal to the fair market value of the Shares on such date. Such options have a term of 10 years and are all exercisable.

     The Trust also maintains the Qualified Employee Share Purchase Plan that is described above under proposal number 3.

Other Benefit Plans

     Section 401(k) Plan. The Trust maintains a Section 401(k) profit sharing and retirement savings plan in which substantially all of the officers and employees of the Trust are eligible to participate.

     Supplemental Retirement Plan. The Trust maintains a Supplemental Retirement Plan in which Mr. Weller and Mr. Linn are participants. Under the Supplemental Retirement Plan, the Trust is required to make defined contributions annually in amounts equal to amounts that would have been required to be contributed under the Trust's defined benefit pension plan (terminated in fiscal 1995) in order to fund the targeted retirement benefit (after taking into account amounts distributed under the terminated defined benefit pension plan, together with an assumed rate of return thereon). The Trust has recorded $83,783, $30,903 and $29,972 of contributions due to Mr. Weller and Mr. Linn under the provisions of this plan for a period including the year ended December 31, 1998 and the four months ended December 31, 1997, and the years ended August 31, 1997, and 1996, respectively.

     PREIT-RUBIN Stock Bonus Plan. PRI maintains a stock bonus plan for all of its employees who have completed at least one year of service. The plan is qualified for favorable tax treatment under Section 401(a) of the Code. PRI contributed all of its voting common shares to the plan for the 1997 plan year. The shares were allocated to the plan accounts of the eligible employees as of December 31, 1997, pro rata, based on their covered compensation for 1997. The shares held by the plan are appraised as of each December 31. The value of an employee's account under the plan is payable to the employee upon termination of service. Since PRI's Articles of Incorporation restrict ownership of all of the outstanding voting common shares of PRI to PRI employees or to a tax-qualified plan for the benefit of employees, benefits to terminated employees are paid only in cash. Voting on major corporate transactions (including mergers, recapitalizations, liquidations, and similar transactions) is passed through by the plan trustee, First Union Bank, N.A., to the plan's participants. Voting by the plan trustee on other matters is directed by majority vote of the members of the PRI Stock Bonus Plan Committee, who are appointed by the Board of Directors of PRI.

     Incentive Bonus Plan. The Trust and PRI have established an incentive bonus plan, effective January 1, 1998, for certain officers and key employees of the Trust and PRI. The plan is a nonqualified, unfunded plan with bonuses to be paid from the general assets of the Trust. The Compensation Committee of the Board of Trustees administers the plan. The Compensation Committee has designated those officers and key employees who are eligible to receive a bonus under the plan. A bonus pool has been created equal to a graduated percentage of "Adjusted Funds Available for Distribution," which is generally defined as funds from operations less the sum of all obligations of the Trust, including annual capital expenditures, reserves for capital expenditures, distributions by the Trust and its operating partnership, and working capital reserves. One-half of the pool will be paid to the participants based on set individual percentages. All or a portion of the remainder of the pool may be awarded by senior management (in its discretion, but subject to the approval of the Compensation Committee) to any of the participants in the plan and/or to any other employees of the Trust or PRI who achieved the goals and objectives stated in the Trust's business plan. The plan provides that in no event will incentive compensation paid under the plan exceed $1,500,000 in any plan year.

     Bonuses will be paid in single-sum cash payments within a reasonable time after the Trust's fiscal year-end financial statements are approved. Except as provided in a participant's employment agreement, only participants who are employed by the Trust or PRI on December 31 of each plan year will be eligible to receive payments under the plan (unless the participant was no longer an employee due to a reorganization, or because he retired on or after age 65, became disabled, or died).

Transactions with Management

     On September 30, 1997, the Trust consummated a series of related transactions (the "TRO Transaction") in which the Trust, inter alia, (i) formed a Delaware limited partnership (the "Operating Partnership"), of which the Trust is the sole general partner, (ii) transferred to the Operating Partnership the Trust's interests in its real property assets, or the economic benefits thereof, (iii) caused the Operating Partnership to acquire all of the issued and outstanding non-voting common shares of The Rubin Organization, Inc. ("TRO") (renamed, "PREIT-RUBIN, Inc."), a commercial real estate development and management firm, representing 95% of the total equity of TRO, in exchange for 200,000 Class A units of limited partner interest in the Operating Partnership ("Class A OP Units") and a contingent obligation to issue up to 800,000 additional Class A OP Units over a five year period based on the levels of the Trust's funds from operations ("FFO") per share during such period, (iv) caused the Operating Partnership to acquire, or to become obligated to acquire, in exchange for additional Class A OP Units, the interests of certain affiliates of TRO ("TRO Affiliates"), or their rights or obligations to acquire interests in three existing shopping centers or portions thereof, and in two shopping centers then under construction (the "Development Properties"), (v) caused the Operating Partnership to acquire the pre-development rights, subject to the obligations of certain TRO Affiliates, in certain additional proposed shopping centers (the "Predevelopment Properties"), (vi) implemented, directly or indirectly, employment agreements with ten members of TRO management, including Ronald Rubin, who became the Chief Executive Officer of the Trust, George F. Rubin, who continued as President of PRI, and Edward Glickman, who became the Chief Financial Officer of the Trust, and (vii) elected three designees of TRO, Ronald Rubin, George F. Rubin and Rosemarie B. Greco, as trustees of the Trust.

     The Class A OP Units referred to above are redeemable by the Operating Partnership, at the option of the holder, beginning one year following the dates of their respective issuance for an amount per unit equal to the average closing price of a Share on the twenty trading days immediately prior to the date notice of redemption is received by the Trust in its capacity as general partner of the Operating Partnership. The Trust has the right to acquire any Class A OP Units tendered for redemption for (i) cash, or (ii) Shares, on the basis of one Share for each Class A OP Unit (subject to adjustments for share splits and other capital changes). Redeeming holders of Class A OP Units who receive Shares from the Trust will have certain rights to cause the Trust to register such Shares for resale under the federal securities laws. Ronald Rubin, George F. Rubin and Edward Glickman, who currently serve as Chief Executive Officer of the Trust, President of PRI, and Chief Financial Officer of the Trust, respectively, as a result of the TRO Transaction, will each be prohibited from reselling more than one-half of the Shares to which he would be entitled upon redemption of Class A OP Units held by them during the five year period following the completion of the TRO Transaction if he continues to hold executive positions with the Trust or PRI during such period.

     In the TRO Transaction, in exchange for their direct and indirect interests in TRO and certain affiliated entities, (i) Ronald Rubin received, directly or indirectly, beneficial ownership of 144,359 Class A OP Units, (ii) George F. Rubin received, directly or indirectly, beneficial ownership of 86,462 Class A OP Units, and (iii) Edward Glickman received, directly or indirectly, beneficial ownership of 13,633 Class A OP Units. All such individuals are also eligible to receive additional Class A OP Units in respect of the payment by the Trust for the Development and Predevelopment Properties in which the Trust acquired interests in the TRO Transaction, all in accordance with the valuation and payment provisions of the applicable agreements. Such individuals are also eligible to receive additional Class A OP Units based on certain financial performance benchmarks established for the Trust. It is anticipated that holders of Class A OP Units will receive distributions at the approximate times, and in the same amounts, as dividends are paid by the Trust to the Shareholders. Certain of the Class A OP Units issued in the TRO transaction are subject to pledges in favor of the Operating Partnership until certain obligations of TRO are satisfied.

     The amount of consideration paid by the Trust and the manner in which it would be paid was approved by a Special Committee of the Board of Trustees and by the Board of Trustees. The Board received an opinion from Lehman Brothers that the consideration to be paid was fair from a financial point of view, and the Shareholders of the Trust approved the completion by the Trust of the TRO Transaction at a Special Meeting of Shareholders held on September 29, 1997. The Board of Trustees has established a committee consisting of Leonard I. Korman, Chair, Rosemarie B. Greco and William R. Dimeling for the purpose of addressing and resolving any matters pertaining to the TRO Transaction as they arise on an on-going basis. In connection with the monitoring of the TRO Transaction, such committee determined to lower the financial performance benchmarks established for the payment of additional Class A OP Units due to the dilutive effect of the Trust's December 1997 public offering of 4,600,000 Shares and the general performance of the Trust during the period following the closing of the TRO Transaction.

     PRI provides real estate management and other services to 20 properties in which Mr. Ronald Rubin and/or other TRO Affiliates have direct or indirect interests. Total revenues earned by PRI for such services were $3,489,000 for the calendar year ended December 31, 1998 and $1,419,000 for the four months ended December 31, 1997. As of December 31, 1998 and 1997, $1,682,000 and $2,104,000, respectively, was due from these affiliates. Of these amounts, approximately $567,000 and $1,962,000, respectively, were collected subsequent to December 31, 1998 and 1997.

     During fiscal 1998, and in the four months ending December 31, 1997, the Trust paid or accrued fees and costs to the Philadelphia law firm of Drinker Biddle & Reath LLP, counsel for the Trust, for legal services rendered to the Trust, its subsidiaries and its affiliates, including partnerships and other ventures in which the Trust is involved. Sylvan M. Cohen, Chairman of the Trust, and Robert Freedman, a Trustee of the Trust until September 1997, are of counsel to such firm.

Board Matters

     The Trust has a standing Audit Committee and a standing Executive Compensation and Human Resources Committee. There is no standing nominating committee.

     The Audit Committee, which is currently comprised of Rosemarie B. Greco, Chair, Lee H. Javitch and Jeffrey P. Orleans, did not meet during fiscal 1998 and met once during the four months ended December 31, 1997.

The principal duties of the Audit Committee are to recommend independent public accountants for appointment by the Trust; to review with the independent accountants the planned scope and results of the annual audit and their reports and recommendations; and to review with the independent accountants matters relating to the Trust's system of internal controls.

     The Executive Compensation and Human Resources Committee, which is currently comprised of Leonard I. Korman, Chair, William R. Dimeling and Lee H. Javitch, met once during fiscal 1998 and once during the four month period ended December 31, 1997. The principal duties of the Compensation Committee are to recommend compensation arrangements for the executive officers of the Trust, and to administer the Trust's stock option and equity incentive plans.

     In addition to the Compensation Committee and the Audit Committee, the Trust has a standing Property Committee. The Property Committee, which is currently comprised of Sylvan M. Cohen, Chair, Leonard I. Korman, Jeffrey P. Orleans, Jonathan B. Weller (ex officio) and Ronald Rubin (ex officio), met four times in fiscal 1998 and did not meet in the four months ended December 31, 1997. The principal duties of the Property Committee are to review acquisitions and dispositions of portfolio properties proposed by management and make recommendations thereon to the Board of Trustees.

     The Board of Trustees has constituted a Special Committee, consisting of Leonard I. Korman, Chair, Rosemarie B. Greco and William R. Dimeling, to review on an on-going basis any issues which may arise in the implementation of the TRO Transaction. The Special Committee met three times in fiscal 1998 and did not meet in the four months ended December 31, 1997.

     The Board of Trustees met four times in fiscal year 1998 and two times in the four months ended December 31, 1997. Trustees who are not officers of the Trust receive an annual retainer of $7,000 plus $1,250 per Board of Trustees meeting attended and $750 per committee meeting attended. The Trust made one-time cash payments of $25,000 each to Mr. Jack Farber and Mr. Robert Freedman upon their resignations as Trustee in August and September, 1997, respectively, after 26 years and 9 years of service, respectively. Except for Mr. Dimeling, who did not attend the one meeting of the Compensation Committee in the four month period ended December 31, 1997, all of the trustees attended at least 75% of Board and applicable committee meetings in the fiscal year 1998 and the four month period ended December 31, 1997 respectively.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Trust's executive officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Trust with copies of these reports.

     Based on the Trust's review of the copies of the reports received by it, and written representations received from certain reporting persons with respect to the filing of reports on Form 3, 4 and 5, the Trust believes that, except for the filings discussed below, all filings required to be made by the reporting persons for fiscal 1998 and fiscal period ended December 31, 1997 were made on a timely basis. Ms. Greco and Messrs. Dimeling, Javitch, Korman and Orleans are late in filing Forms 5 with respect to the Trust's grant to them of options under the Trustee Plan, and Mr. Orleans is late in filing a Form 4 for a transaction in September of 1998.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

     During the 1998 fiscal year and the four months ended December 31, 1997, Sylvan M. Cohen served on the Compensation Committee of Orleans Homebuilders, Inc, and the Chairman of the Board and Chief Executive Officer of Orleans Homebuilders, Inc., Jeffrey P. Orleans, served as a Trustee of the Trust.

                  REPORT OF EXECUTIVE COMPENSATION AND HUMAN
                 RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

     The Trust's compensation for executive officers is the responsibility of the entire Board of Trustees acting upon the recommendation of the Compensation Committee. The Compensation Committee is also responsible for administering the policies that govern the Trust's stock option and equity incentive plans. The Compensation Committee consists of three non-employee Trustees of the Trust.

     It is the Board of Trustees' belief that the Trust's investment goal is to invest in assets that provide the opportunity for cash flow growth and capital appreciation in real terms. Accordingly, the Board of Trustees believes that the Trust's overall performance in any year should be based on the Trust's performance in all aspects of the Trust's business during that year, including development, management, acquisition and capital structure, as well as financial accomplishments.

     The members of the Compensation Committee believe that the Trust's success is largely due to the efforts of its employees and, in particular, the leadership exercised by its officers. Therefore, the Compensation Committee believes it is important to:

   o Adopt compensation programs that enhance the Trust's ability to attract and retain qualified officers while providing the financial motivation necessary to achieve continued high levels of Trust performance.

   o Provide equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Trust's challenges and opportunities as owners rather than only employees.

   o Provide a mix of cash and stock-based compensation programs that are competitive with a select group of real estate investment trusts that the members of the Compensation Committee believe are comparable to the Trust.


     Each executive officer's salary, including that of the Chief Executive Officer and that of the Chief Operating Officer, is based upon his employment contract and the competitive market for the executive officer's services, considering the executive's specific responsibilities, experience and overall performance. The Compensation Committee reviews each executive officer's salary and adjusts the salary to account for inflation, any change in the executive's responsibilities and any change in the competitive marketplace. The Compensation Committee believes that the Trust's overall performance is best measured by the enhancement of long-term shareholder value. The Compensation Committee further believes that, as a result of the nature of the Trust's business, funds from operations is a better measurement of the Trust's performance as opposed to its reported net income. This standard has been adopted by the National Association of Real Estate Investment Trusts. The Compensation Committee recommends compensation levels of the Trust's executive officers, on an annual basis, to the Board of Trustees.

     The Compensation Committee also periodically awards discretionary stock options to executive officers. These awards are based upon the performance of the individual executive, the Trust's financial results and the executive officer's accomplishments in his area of responsibility. The Committee believes that stock option awards are an important element in the Trust's compensation structure as such awards promote alignment of the interests of the employees with the interests of the shareholders.

             Executive Compensation and Human Resources Committee
                          Leonard I. Korman, Chairman
                              William R. Dimeling
                                 Lee H. Javitch

                               PERFORMANCE GRAPH

     The graph below compares the Trust's cumulative shareholder return with the cumulative total return of the S&P 500 and the index of all equity real estate investment trusts excluding health care real estate investment trusts as prepared by the National Association of Real Estate Investment Trusts. Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The graph assumes that the value of the investment in each of the three was $100 at August 31, 1993 and that all dividends were reinvested.

                       August 31,     August 31,   August 31,   August 31,   August 31,   December 31,   December 31,
                         1993           1994         1995         1996         1997           1997          1998
                       ----------------------------------------------------------------------------------------------
Trust                    100           103.96       101.79       104.06       141.07         136.80        118.06

Equity w/o
Healthcare               100           101.45       107.82       127.67       169.28         187.24        154.42

S&P 500                  100           105.45       128.08       151.93       213.69         231.87        298.14

                          PRINCIPAL SECURITY HOLDERS

     The following table sets forth certain information as of March 1, 1999 concerning beneficial ownership of the Trust's Shares by the only persons shown by Securities and Exchange Commission records or the Trust's records to own beneficially more than 5% of the Trust's Shares:

                                                           Amount and
                                                           Nature of       Percent of
    Title of                Name and Address               Beneficial      Outstanding
      Class                of Beneficial Owner             Ownership         Shares
----------------   ----------------------------------   ---------------   ------------
Certificates       Morgan Stanley Dean Witter & Co.       1,060,300 (1)        8.0%
 of Beneficial     1585 Broadway
 Interest          New York, NY 10036
Certificates       Sylvan M. Cohen                          739,789 (2)        5.5%
 of Beneficial     200 South Broad Street
 Interest          Philadelphia, PA 19102

------------
(1) Includes shares beneficially owned by Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

(2) See footnote 2 to table appearing under the heading "ELECTION OF TRUSTEES."

                                 OTHER MATTERS

     The Trust has selected Arthur Andersen LLP to be its principal independent public accountants for the current fiscal year. The accounting firm has been the principal independent public accounting firm for the Trust for more than 25 years. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representatives of Arthur Andersen LLP will be given an opportunity to make a statement, if they so desire.

     The management of the Trust knows of no matters other than those stated above to come before the meeting. However, if any other matters should properly come before the meeting, the enclosed proxy confers discretionary authority with respect thereto.

                            SHAREHOLDERS' PROPOSALS

     Under Securities and Exchange Commission rules, certain shareholder proposals may be included in the Trust's proxy statement. Any shareholder desiring to have such a proposal included in the Trust's proxy statement for the Annual Meeting to be held in 2000 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to the Trust's executive offices by November 29, 1999.

                                          By Order of the Board of Trustees


                                          Jeffrey A. Linn
                                          Secretary



March 29, 1999

                                                                     APPENDIX A


                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                          1999 EQUITY INCENTIVE PLAN

     WHEREAS, the Pennsylvania Real Estate Investment Trust (the "Trust") desires to have the ability (i) to award certain equity-based benefits and/or loans to certain of the officers and other key employees of the Trust, its Subsidiary Entities, PREIT-RUBIN, Inc. ("PRI"), and its Subsidiary Entities, and (ii) to transfer nonqualified stock options to PRI for adequate consideration in order to provide PRI with a means of acquiring shares of beneficial interest in the Trust for its use in granting options to its employees and employees of its Subsidiary Entities;

     NOW, THEREFORE, the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan is hereby adopted under the following terms and conditions:

     1. Purpose. The Plan is intended to provide a means whereby the Trust may grant ISOs and NQSOs to Key Employees of the Trust and certain of its Subsidiary Entities; may grant Restricted Stock, Stock Appreciation Rights, Performance Stock, Dividend Equivalent Rights, and/or Loans to Key Employees; and may transfer NQSOs to PRI for adequate consideration. Thereby, the Trust expects to attract and retain such Key Employees and to motivate them to exercise their best efforts on behalf of the Trust and its Subsidiary Entities, and on behalf PRI and its Subsidiary Entities.

     2. Definitions

        (a) "Award" shall mean ISOs, NQSOs, Restricted Stock, Stock Appreciation Rights, Performance Stock, Dividend Equivalent Rights, and/or Loans awarded by the Committee to a Participant.

        (b) "Award Agreement" shall mean a written document evidencing the grant of an Award, as described in Section 11.1.

        (c) "Board" shall mean the Board of Trustees of the Trust.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "Committee" shall mean the Trust's Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

        (f) "Disability" shall mean separation from service as a result of "permanent and total disability," as defined in section 22(e)(3) of the Code.

        (g) "Dividend Equivalent Right" shall mean an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another Award granted to the Participant had such Shares been outstanding.

        (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (i) "Fair Market Value" shall mean the following, arrived at by a good faith determination of the Committee:

            (i) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

            (ii) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

            (iii) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or

            (iv) if (1) through (3) are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

        (j) "ISO" shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

        (k) "Key Employee" shall mean an officer or other key employee of the Trust or one of its Subsidiary Entities or of PRI or one of its Subsidiary Entities.

        (l) "NQSO" shall mean an Option that, at the time such Option is granted to a Participant (or issued to PRI under Section 9), does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

        (m) "Option" is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

        (n) "Participant" shall mean a Key Employee who has been granted an Award under the Plan.

        (o) "Performance Stock" shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated Performance Goals.

        (p) "Performance Goals" shall mean goals which may be related to personal performance, corporate performance, departmental performance, stock performance, or any other category of performance deemed by the Committee to be important to the success of the Trust or any of its Subsidiary Entities or to PRI or any of its Subsidiary Entities.

        (q) "Plan" shall mean the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

        (r) "PRI" shall mean PREIT-RUBIN, Inc., a Pennsylvania business corporation the majority of the equity (but not the voting power) of which is indirectly owned by the Trust.

        (s) "Related Corporation" shall mean either a "subsidiary corporation" of the Trust, as defined in section 424(f) of the Code, or the "parent corporation" of the Trust (if any), as defined in section 424(e) of the Code.

        (t) "Restricted Stock" shall mean an Award that grants the recipient at no cost (or entitles the recipient to acquire, for a purchase price to be specified by the Committee, but in no event less than par value) Shares subject to whatever restrictions are determined by the Committee.

        (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (v) "Shares" shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

        (w) "Stock Appreciation Right" shall mean an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

        (x) "Subsidiary Entity" shall mean an affiliate of the Trust or PRI (as applicable) that is controlled by the Trust or PRI (as applicable) directly, or indirectly through one or more intermediaries.

        (y) "Trust" shall mean the Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

     3. Administration

        (a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any and all authority of the Committee may be delegated to a Plan administrator.

        (b) The Committee shall have the authority:

            (i) to grant Awards at such time or times as it may choose;

            (ii) to determine the type and size of each Award, including the number of Shares subject to the Award;

            (iii) to determine the terms and conditions of each Award;

            (iv) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not, (i) lower the exercise price of any Option or the purchase price of any Restricted Stock, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;

            (v) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and

            (vi) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

     4. Effective Date and Term of Plan

        (a) Effective Date. The Plan, having been adopted by the Board on March 24, 1999, shall become effective on that date, but subject to the approval of the stockholders of the Trust pursuant to Section 10(b). Awards may be granted under the Plan prior to such stockholder approval (but after the Board's adoption of the Plan), subject to such stockholder approval.

        (b) Term of Plan for ISOs. No ISO may be granted under the Plan after March 24, 2009, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

     5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan is the sum of 400,000 plus the Shares that are subject to options under the Pennsylvania Real Estate Investment Trust 1990 Incentive and Nonqualified Stock Option Plan, the Pennsylvania Real Estate Investment Trust 1997 Stock Option Plan, and the PREIT-RUBIN, Inc. 1998 Stock Option Plan, that expire or otherwise terminate for any reason whatsoever (including, without limitation, the optionee's surrender of them) without having been exercised. However, ISOs may be granted under the Plan to purchase up to a maximum of only 400,000 Shares. Further, no Key Employee shall receive Options and/or Stock Appreciation Rights for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding three sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. If any Award that requires the Participant to exercise it in order for Shares to be delivered terminates (or if any NQSO issued to PRI under Section 9 terminates) without having been exercised in full, or if any Award that is payable in Shares or cash is satisfied in cash rather than in Shares, the number of Shares as to which such Award (or such NQSO) was not exercised or for which cash was substituted shall continue to be available for future Awards granted (or NQSOs issued to PRI) under the Plan.

     6. Eligibility. The class of employees who shall be eligible to receive Awards under the Plan shall be the Key Employees (including any trustees of the Trust who are also officers or key employees). More than one Award may be granted to a Key Employee under the Plan.

     7. Types of Awards

        7.1 Options

        (a) Kinds of Options. Both ISOs and NQSOs may be granted under the Plan. However, ISOs may only be granted to Key Employees of the Trust or of a Related Corporation and NQSOs may only be granted to Key Employees of the Trust or its Subsidiary Entities. (NQSOs may also be issued to PRI for adequate consideration pursuant to Section 9.) Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

        (b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Trust or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

        (c) Exercise Price. The exercise price of an Option shall be determined by the Committee, subject to the following:

            (i) The exercise price of an ISO shall not be less than 100 percent (110 percent in the case of an ISO granted to a 10-percent shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted. A "10-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Trust or of a Related Corporation.


            (ii) In no case may the exercise price paid for Shares be less than the par value per Share.


        (d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a "10-percent shareholder," as defined in subsection (c) above) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.


        (e) Exercise of Options. Except as provided in Section 9 regarding NQSOs issued to PRI, an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised.


        (f) Payment for Shares. Except as provided in Section 9 regarding NQSOs issued to PRI, Shares purchased on the exercise of an Option shall be paid for as follows:


            (i) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust;


            (ii) through the delivery of Shares (which, in the case of Shares acquired from the Trust, have been held by the Participant for at least one year as of the exercise date) having a Fair Market Value on the last business day preceding the exercise date equal to the purchase price;


            (iii) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or


            (iv) by any combination of the above-listed forms of payment.

        (g) Discretionary Payments. If the Fair Market Value of Shares subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right or an NQSO issued to PRI under Section 9) exceeds the exercise price of the Option at the time of its exercise, the Committee, upon the request of the Participant holding the Option, in its discretion may cancel the Option and cause the Trust to pay in cash or in Shares (at a price per Share equal to the Fair Market Value per Share) to the Participant an amount equal to the difference between the Fair Market Value of the Shares which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

        7.2 Stock Appreciation Rights

        (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is exercised, the excess of the Share's Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee.

        (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

        (c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the number of Stock Appreciation Rights granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the Stock Appreciation Right relating to the Shares covered by such Option will terminate. Upon the exercise of a Stock Appreciation Right, the related Option will terminate to the extent of an equal number of Shares. The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The Stock Appreciation Right will be transferable only when the related Option is transferable, and under the same conditions. A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

        (d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the Stock Appreciation Right may be exercised. Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by any other documents required by the Committee.

        7.3 Restricted Stock

        (a) General Requirements. Restricted Stock may be issued or transferred for consideration or for no consideration, as determined by the Committee. If for consideration, payment may be in cash or check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust.

        (b) Rights as a Stockholder. Unless the Committee determines otherwise, a Participant who receives Restricted Stock shall have certain rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

        (c) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee of any of the Trust or its Subsidiary Entities or of PRI or its Subsidiary Entities for any reason, must be offered to the Trust for purchase for the amount paid for the Shares, or forfeited to the Trust if nothing was so paid. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, Shares will cease to be Restricted Stock for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

        (d) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to the Award of Restricted Stock must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

        7.4 Performance Stock; Performance Goals

        (a) Grant. The Committee may grant Performance Stock to any Key Employee, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Shares of Performance Stock to be granted.

        (b) Performance Period and Performance Goals. When Performance Stock is granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

        (c) Delivery of Performance Stock. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award.

     7.5 Dividend Equivalent Rights. The Committee may provide for payment to the Participant of Dividend Equivalent Rights, either currently or in the future, or for the investment of such Dividend Equivalent Rights on behalf of the Participant.

     7.6 Loans. The Committee may authorize a Loan from the Trust to a Participant, either on the date of or after the grant of any Award to the Participant (except that the ability of the Committee to authorize a Loan in connection with an Award of ISOs must be included in the Participant's Award Agreement at the time of the Award). A Loan may be made either in connection with the purchase of Shares under the Award or with the payment of any Federal, state, and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms, and conditions of the Loan, whether the Loan is to be secured or unsecured, the terms on which the Loan is to be repaid, and the conditions, if any, under which it may be forgiven. However, the Loan will be made on the Participant's personal, negotiable, demand promissory note, and will bear interest at a rate not lower than the lowest rate that will avoid imputation of interest under section 7872 of the Code.

  8. Events Affecting Outstanding Awards

     8.1 Termination of Employment (Other Than by Death or Disability). If a Participant ceases to be an employee of any of the Trust or its Subsidiary Entities or of PRI or its Subsidiary Entities for any reason other than death or Disability, as the case may be, the following shall apply:

        (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Participant's termination of employment shall terminate at that time. Any Options or Stock Appreciation Rights that were exercisable immediately prior to the termination of employment will continue to be exercisable for three months (or for such longer period as the Committee may determine), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination in the event of termination of employment. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of employment shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

        (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the termination of employment must be transferred to the Trust (and, in the event the certificates representing such Restricted Stock are held by the Trust, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

        (c) Except as otherwise determined by the Committee, all Performance Stock to which the Participant was not irrevocably entitled prior to the termination of employment shall be forfeited and the Award cancelled as of the date of such termination of employment.

        (d) Except as otherwise determined by the Committee, all Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to the termination of employment shall be forfeited and the Award cancelled as of the date of such termination of employment.

        (e) Payment of any outstanding Loan upon a Participant's termination of employment shall be governed by the terms of the loan agreement entered into by the Trust and the Participant.

        8.2 Death or Disability. If a Participant dies or incurs a Disability, the following shall apply:

        (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant immediately prior to death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant's executor or administrator or by the person or persons to whom the Option or Stock Appreciation Right is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death or Disability (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death or Disability that are not then exercisable shall terminate at the date of death or Disability.

        (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Trust (and, in the event the certificates representing such Restricted Stock are held by the Trust, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

        (c) Except as otherwise determined by the Committee, all Performance Stock to which the Participant was not irrevocably entitled prior to death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

        (d) Except as otherwise determined by the Committee, all Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

        (e) Payment of any outstanding Loan upon a Participant's death or Disability shall be governed by the terms of the loan agreement entered into by the Trust and the Participant.

     8.3 Capital Adjustments. The number of Shares that may be delivered under the Plan, the maximum number of Shares that may be made subject to ISOs, and the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Key Employee under the Plan, all as stated in
Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Trust.

     8.4 Certain Corporate Transactions

        (a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award if it determines that such termination is in the best interests of the Trust. If the Committee decides to terminate outstanding Options or Stock Appreciation Rights, the Committee shall give each Key Employee holding an Option or Stock Appreciation Right to be terminated not less than seven days' notice prior to any such termination, and any Option or Stock Appreciation Right that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and Stock Appreciation Rights become exercisable, (ii) remove the restrictions from the outstanding Shares of Restricted Stock, (iii) cause the delivery of any Performance Stock, even if the associated Performance Goals have not been met, (iv) cause the payment of any Dividend Equivalent Rights, and/or
     (v) forgive all or any portion of the principal of, or interest on, a Loan. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that, in the case of ISOs, such change would not constitute a "modification" under section 424(h) of the Code, unless the Participant consents to the change.

        (b) With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

        8.5 Exercise Upon Change in Control

        (a) Notwithstanding any other provision of this Plan and except as provided in Section 9 regarding NQSOs issued to PRI, all outstanding Options and any Stock Appreciation Rights in tandem with such Options shall become fully vested and exercisable upon a Change in Control.

        (b) "Change in Control" shall mean:

            (1) The acquisition by an individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Shares"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Trust, (ii) any acquisition by the Trust,
        (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any corporation controlled by the Trust, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph
        (3) below, or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

            (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust's shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust, as such terms are used in Rule 14a-1 promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

            (3) Approval by the shareholders of the Trust of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Trust or all or substantially all of the Trust's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Shares, (ii) no Person (excluding any employee benefit plan (or related trust) of the Trust or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (4) Approval by the shareholders of the Trust of a complete liquidation or dissolution of the Trust.

     9. Issuance of Options to PRI. Upon PRI's grant of an NQSO to a Key Employee of PRI or one of its Subsidiary Entities under the PREIT-RUBIN, INC. 1998 Stock Option Plan (or under such other stock option plan that may be established by PRI with the prior, written consent of the Trust), the Trust shall issue an NQSO (the "PRI Option") to PRI for a number of Shares equal to the number of Shares subject to such Key Employee's NQSO. Pursuant to the Stock Option Agreement entered into by the Trust and PRI as of July 15, 1998, the purchase price of each PRI Option shall equal the value of such PRI Option as determined as of the date of grant in accordance with the Black-Scholes option pricing model, and PRI shall pay the Trust such purchase price (in cash, or in the form of a note payable to the Trust with terms and conditions mutually acceptable to the Trust and PRI) promptly following the calculation of such value by the Trust. Each of the PRI Options issued shall have the terms and conditions required by such Stock Option Agreement, as it may be amended from time to time.

     10. Amendment or Termination of the Plan

        (a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it, and, except as provided in Section 3(b)(4), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below):

             (i) no amendment may be made that would:

                (A) change the class of employees eligible to participate in the
             Plan with respect to ISOs;

                (B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or


                (C) extend the duration of the Plan under Section 4 with respect to any ISOs granted hereunder; and


            (ii) no amendment may be made that would constitute a modification of the material terms of the "performance goal" within the meaning of Treas. Reg. ss. 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired).

Notwithstanding the foregoing, no such suspension, discontinuance, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.


         (b) Manner of Shareholder Approval. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

     11. Miscellaneous

     11.1 Documentation of Awards. Awards shall be evidenced by such written Award Agreements, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     11.2 Rights as a Stockholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a stockholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

     11.3 Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant's legal representative, the Trust will be under no obligation to deliver Shares pursuant to such exercise until the Trust is satisfied as to the authority of such representative.

     11.4 Investment Purpose. Each Award shall be granted on the condition that the purchase or grant of Shares thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to such Award are registered under the Securities Act, or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Trust such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

     11.5 Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Trust shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

     11.6 Compliance with Rule 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate. If any provision of this Plan, any administrative guideline, or any act or omission with respect to this Plan (including any act or omission by an employee) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guideline, or act or omission shall be deemed null and void.

     11.7 Tax Withholding

        (a) Obligation to Withhold. The Trust shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Trust an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

        (b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Trust's income tax withholding obligation with respect to an Award paid in Shares by having Shares withheld up to the number necessary to satisfy the minimum Federal income tax withholding requirements. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date the amount attributable to the Award is includible in the Participant's income under section 83 of the Code).

     11.8 Nontransferability of Awards. No Award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, by the person or persons legally appointed to act on the Participant's behalf).

     11.9 Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment by the Trust or any of its Subsidiary Entities or by PRI or any of its Subsidiary Entities or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

     11.10 Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust or any of its Subsidiary Entities or from PRI or any of its Subsidiary Entities, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust's by-laws or Pennsylvania law.

     11.11 Application of Funds. Any cash proceeds received by the Trust from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Trust. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.

     11.12 Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania shall govern the operation of, and the rights of Key Employees under, the Plan, and Awards granted hereunder.

                                                                      APPENDIX B

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                    QUALIFIED EMPLOYEE SHARE PURCHASE PLAN
                       (Effective as of January 1, 1999)


     1. Purpose. The Pennsylvania Real Estate Investment Trust (the "Trust") has adopted this Qualified Employee Share Purchase Plan (the "Plan") in order to encourage share ownership by all eligible employees of the Trust by providing them the opportunity to acquire a proprietary interest (or increase their proprietary interest) in the Trust. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan," within the meaning of ss. 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust's Board of Trustees (the "Board") may, from time to time, approve participation in the Plan by employees of any "subsidiary corporation" of the Trust (as defined in ss. 424(f) of the Code) and/or of any "parent corporation" of the Trust (as defined in ss. 24(e) of the Code).

     2. Administration. The Plan shall be administered by the Executive Compensation and Human Resources Committee (the "Committee") of the Board. Acts approved by a majority of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust.

     The Committee shall have full and final authority, in its discretion but subject to the express provisions of the Plan: (i) to interpret the Plan; (ii) to make, amend, and rescind rules and regulations relating to the Plan; (iii) to determine the terms and provisions of the instruments by which options shall be evidenced; and (iv) to make all other determinations necessary or advisable for the administration of the Plan. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. Any and all authority of the Committee may be delegated by the Committee to a plan administrator.

     3. Eligibility. (a) General Rule. Except as provided in paragraph (b) below and subject to ss. 9(e), each employee of the Trust or of a designated subsidiary corporation who has been employed by the Trust or a designated subsidiary corporation for at least six months shall be eligible for option grants described in ss. 5.

     (b) Exceptions. An employee will not be eligible to participate in the Plan if he or she is customarily employed by the Trust or a designated subsidiary corporation for 20 hours or less per week or if he or she is customarily employed by the Trust or a designated subsidiary corporation for not more than five months in any calendar year. In addition, in no event may an employee be granted an option if such employee, immediately after the option is granted, would own shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Trust or of its parent corporation (if any) or of a subsidiary corporation (if any) then outstanding. For purposes of determining share ownership under this paragraph (b), the rules of ss. 424(d) of the Code (relating to attribution of share ownership) shall apply, and shares which the employee may purchase under outstanding options shall be treated as shares owned by the employee.

     4. Shares. The shares subject to the options as provided herein shall be shares of beneficial interest in the Trust, par value $1.00 per share ("Shares"). The aggregate number of Shares that may be issued under options shall not exceed 82,000; provided that such number shall be adjusted if required by ss. 9(i). Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Trust may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

     5. Grant of Option. (a) Grant of Option. Employees shall have the right to purchase Shares under options granted as of January 1, 1999 (or, in the Committee's discretion, as soon as administratively practicable thereafter) and as of each subsequent January 1 (the "Grant Dates"). Each employee who meets the eligibility requirements of ss. 3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he or she becomes an eligible employee, and on each succeeding Grant Date, provided he or she continues to meet the eligibility requirements of ss. 3. The term of the options (the "Option Term") shall be 12 calendar months (from January 1 to December 31).

     (b) Purchase Periods. Each Option Term shall contain four three-month Purchase Periods (January-March, April-June, July-September, and
October-December).

     (c) Number of Shares Purchasable Under Option. Subject to the limitation in paragraph (d) below, at the beginning of each Option Term each eligible employee shall be granted an option, exercisable in installments at the end of each Purchase Period during such Option Term, to purchase up to a number of Shares equal to the total of the number of Shares purchasable by the employee for each Purchase Period in the Option Term. The number of Shares purchasable for a Purchase Period shall be determined by dividing the employee's accumulated payroll deductions (as described in ss. 6) for the Purchase
Period by the per-share exercise price (determined in accordance with ss. 9(b)) of the option installment for such Purchase Period. For example, if an employee makes payroll deductions of $6,000 for a 12-month Option Term ($1,500 for each Purchase Period in the Option Term) and the per-share exercise price for each Purchase Period is $19.55, $20.40, $21.25, and $22.10, respectively, then the number of Shares purchasable by the employee for the Option Term is 286, determined as follows:

            $1,500    $1,500    $1,500   $1,500
            ------    ------    ------   ------- = 76 + 73 + 70 + 67 =286
            $19.55 +  $20.40 +  $21.25 +  $22.10

Full and fractional Shares shall be purchasable under the Plan. However, in accordance with ss. 9(m), no fractional Share certificates shall be issued.

     (d) Limitation on Aggregate Number of Shares Purchasable Under Option. Subject to the limitations described in ss. 9(e) and ss. 9(l), the aggregate number of full Shares purchasable under an option for an Option Term shall not exceed the lesser of (i) 2,000 (subject to adjustment under ss. 9(i)), or (ii) the number determined by dividing $25,000 by the fair market value of a Share (as described in ss. 9(b)) on the most recent business day before the Grant Date for such Option Term. Further, if the total number of Shares to be purchased on any date in accordance with ss. 7(a) exceeds the Shares then available under the Plan (after deduction of all Shares that have been purchased under ss. 7(a)), the Committee shall make a pro rata allocation of the Shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

     6. Participation. (a) Payroll Deductions. Subject to rules established by the Committee from time to time, an eligible employee may elect to participate in the Plan by making payroll deductions (as a whole percentage of the employee's basic rate of compensation each pay, subject to the limits set forth in paragraph (b) below) for each Option Term in which the employee is eligible to participate. For purposes of this Plan, "basic rate of compensation" shall mean an employee's basic hourly rate or salary, excluding any commissions, bonuses, overtime, or other extra or incentive pay.

     (b) Maximum Payroll Deduction. The maximum total payroll deductions for any employee for an Option Term may not exceed 10 percent of the employee's basic rate of compensation for the Option Term.

     (c) General Assets; Taxes; No Interest. All payroll deductions made for an employee shall be credited to his or her account as of the payday as of which the deduction is made. All payroll deductions shall be held by the Trust (or by a designated subsidiary corporation as agent for the Trust). All such contributions shall be held as part of the general assets of the Trust , and shall not be held in trust or otherwise segregated from the Trust's general assets. No interest shall be paid or accrued on any such contributions. Each employee's right to the contributions credited to his or her account shall be that of a general and unsecured creditor of the Trust. The Trust and each designated subsidiary corporation shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of Shares made under this Plan.

     (d) Automatic Refund. The balance credited to the account of an employee automatically shall be refunded in full (without interest) if his or her status as an employee of the Trust and all designated subsidiary corporations terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Committee has actual notice of any such termination.

     (e) Participation after Surrender. Each employee who has satisfied the eligibility requirements of ss. 3 but who has elected to surrender all or a portion of his or her option in accordance with ss. 8 (or, as described in paragraph (g) below, is deemed to have surrendered his or her option) for an Option Term, shall be granted an option in accordance with ss. 5 in subsequent Option Terms, provided the employee continues to meet the eligibility requirements of ss. 3. However, such employee must submit a new payroll deduction agreement under paragraph (a) above in order to begin payroll deductions for a subsequent Option Term.

     (f) No Contract to Purchase. Electing to make payroll deductions for any Option Term will not constitute a contract to purchase any of the Shares purchasable under an option.

     (g) Waiver of Rights. An employee who fails to elect to participate in the Plan for an Option Term in the manner and within the time provided under paragraph (a) above shall be deemed to have surrendered the option granted to the employee for such Option Term and shall have no further rights under the Plan with respect to such surrendered option.

     7. Exercise of Option. (a) Method of Exercise. Unless the employee has surrendered his or her option in accordance with ss. 8(a) (or is deemed to have surrendered his or her option under ss. 6(g)) before the end of a Purchase Period, as of the last business day of the Purchase Period (the "Exercise Date"), the employee will be credited for such number of whole Shares and any fraction of a whole share (computed to the number of decimal places set by the Committee) as his or her accumulated payroll deductions shall be sufficient to pay for, subject to the limitations of ss. 5(d).

     (b) Return of Excess Payroll Deductions. Any payroll deductions remaining after the employee exercises an option for an Option Term shall be refunded to the employee.

     8. Employee's Right to Surrender Option. (a) Surrender of Option. An employee may elect to surrender his or her option during any Purchase Period of an Option Term and withdraw any payroll deductions already made for such Purchase Period under the Plan by giving written notice to the Trust. However, in order for such surrender to be effective for the Purchase Period, the employee's written notice must be received by the Trust on or before the 30th calendar day prior to the end of the Purchase Period. All of such employee's payroll deductions will be refunded to him or her as soon as practicable after the Trust receives the employee's notice of withdrawal, and no further payroll deductions will be made from the employee's pay until the employee completes a new payroll deduction agreement in accordance with ss. 6(a) for a subsequent Option Term. As to any option so surrendered, the employee shall have no further right of any nature at any subsequent time.

     (b) Effect on Later Participation. An election to surrender an option during a Purchase Period of an Option Term shall preclude the employee from participating in any remaining Purchase Periods of such Option Term, but will not have any effect upon his or her eligibility to participate in the Plan for subsequent Option Terms.

     9. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall prescribe, provided that all employees granted such options shall have the same rights and privileges (except as otherwise required by ss. 5), and provided further that such options and option agreements shall comply with and be subject to the terms and conditions set forth below.

     (a) Employee Notification and Agreement. Employees shall be notified (i) of the requirements they must meet to be granted options under the Plan, (ii) about the terms and conditions of such options, and (iii) that any employee eligible to be granted options under the Plan may request a copy of the Plan. An employee's agreement to the terms of an option will be evidenced by his or her payroll deduction agreement with the Trust or a subsidiary corporation for an Option Term.

(b) Option Price. The per-share exercise price of an option for each Purchase Period of an Option Term shall be the lesser of (i) 85% of the fair market value of a Share as of the most recent business day before the Grant Date for such Option Term, or (ii) 85% of the fair market value of a Share as of the applicable Exercise Date. In making such determination for a Purchase Period, during such time as the Shares are listed upon an established stock exchange or exchanges, the per share "fair market value" shall be deemed to be the mean between the highest and lowest quoted selling prices on the relevant date. During such time as the Shares are not listed upon an established stock exchange, the per-share fair market value shall be determined by the Committee by a method sanctioned by the Code, or rules and regulations thereunder. The fair market value per share is to be determined in accordance with Treas. Reg. ss. 1.421-7(e) and 20.2031-2. Subject to the foregoing, the Committee in fixing the exercise price shall have full authority and be fully protected in doing so.

     (c) Medium and Time of Payment. The exercise price of an option for a Purchase Period shall be payable in United States dollars upon the exercise of the option for such Purchase Period, and shall be payable only by accumulated payroll deductions made in accordance with ss. 6.

     (d) Term of Option. No option may be exercised after the end of the Option Term in which the option was granted.

     (e) Accrual Limitation. No option shall permit the rights of an employee to purchase shares under all employee stock purchase plans, which are intended to qualify under ss. 423 of the Code, of the Trust and its parent corporation (if any) and subsidiary corporations (if any) to accrue at a rate which exceeds $25,000 in fair market value of such shares (determined at the time options are granted) for each calendar year in which the option is outstanding at any time. Thus, the maximum number of Shares an employee may purchase under an option under this Plan for a calendar year for which the employee receives an option is determined by dividing (i) $25,000 by (ii) the per share fair market value of Shares on the Grant Date of the Option Term occurring in such calendar year.

     For purposes of this paragraph (e) -- (i) the right to purchase Shares under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase Shares under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such Shares (determined on the Grant Date of such option) for any one calendar year; and (iii) a right to purchase Shares which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

     (f) Termination of Employment; Change in Status. In the event that an employee ceases to be employed by the Trust and all designated subsidiary corporations as an eligible employee for any reason during the employee's participation in an Option Term, his or her accumulated payroll deductions shall be refunded in accordance with ss. 6(d). Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee in accordance with applicable law, which determination, unless modified by the Board (in accordance with applicable law), shall be final and conclusive.

     (g) Designation of Beneficiary. An eligible employee may designate a beneficiary (i) who shall receive the balance credited to his or her account if the employee dies before the end of a Purchase Period and (ii) who shall receive the Shares, if any, purchased for the employee under this Plan if the employee dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the employee or before such Shares have been credited to a brokerage account maintained for the employee. Such designation may be revised in writing at any time by the employee by filing an amended designation, and his or her revised designation shall be effective at such time as the Committee receives such amended designation. If a deceased employee failed to designate a beneficiary or, if no person so designated survives an employee or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the employee's estate shall be treated as his or her designated beneficiary under this paragraph (g).

     (h) Nontransferability. Except as provided in paragraph (g) above, neither payroll deductions made by an employee, nor any rights with regard to the exercise of an option or to receive Shares, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee or by his or her beneficiary. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect. An option may be exercised only by the employee.

     (i) Changes In Capital Structure. Subject to any required action by the shareholders, the number of Shares designated in ss. 4 and ss. 5(d)(i), the number of Shares covered by each outstanding option, and the price per share of each such option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Trust resulting from a subdivision (share-split) or consolidation (reverse-split) of shares or the payment of a share dividend (but only on the Shares) or any other similar change in the capitalization of the Trust, without receipt of consideration by the Trust.

     Subject to any required action by the shareholders, if the Trust is not the surviving entity in any merger or consolidation, the Committee, in its discretion may either (i) cause each outstanding option to apply to the securities to which a holder of the number of Shares subject to the option would have been entitled or (ii) cause each outstanding option to terminate, provided that each employee granted an option under this Plan shall, in such event, have the right immediately prior to such merger or consolidation, to exercise his or her option to the extent of his or her accumulated payroll deductions. In the event of the dissolution or liquidation of the Trust, the

Committee shall cause each outstanding option to terminate, provided that each employee granted an option under this Plan shall, in such event, have the right immediately prior to such dissolution or liquidation, to exercise his or her option to the extent of his or her accumulated payroll deductions.

     In the event of a change in the Shares of the Trust as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to shares or securities of the Trust, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of ss. 423 of the Code.

     Except as expressly provided in this paragraph (i), an employee shall have no rights by reason of any subdivision or consolidation of shares of any class, the payment of any share dividend, any other increase or decrease in the number of shares of any class, or any dissolution, liquidation, merger, or consolidation or spin-off of assets or shares of another corporation; and any issue by the Trust of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Trust to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (j) Rights as a Shareholder. An employee shall have no rights as a shareholder with respect to any Shares covered by his or her option until the date the option is exercised in accordance with the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (i) above.

     (k) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to such option are registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Trust such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

     (l) Adjustment in Number of Shares Exercisable. If the aggregate number of Shares to be purchased under options granted under the Plan exceeds the aggregate number of Shares specified in ss. 4, the Trust shall make a pro rata allocation of the Shares available for distribution so that the limit of ss. 4 is not exceeded, and the balance of payroll deductions made by each participating employee shall be returned to him or her as promptly as possible.

     (m) Delivery. A book-entry record of the Shares purchased by each employee shall be maintained by the Trust's Share transfer agent and no certificates shall be issued for such Shares except to the extent that an employee specifically so requests. Notwithstanding the foregoing, when a refund is made to an employee pursuant to ss. 6(d), certificates shall be delivered to him or her for all Shares then held for the employee under the Plan. A Share certificate delivered to an employee shall be registered in his or her name or, if the employee so elects and if permissible under applicable law, in the names of the employee and one such other person as may be designated by the employee, as joint tenants with rights of survivorship. However, (i) no Share certificate representing a fractional Share shall be delivered to an employee or to an employee and any other person, (ii) cash equal to the fair market value of an employee's fractional share shall be distributed (when an employee requests a distribution of certificates for all of the Shares held for him or her) in lieu of such fractional share unless an employee in light of Rule 16b-3 (as described in ss. 10) waives his or her right to such cash payment, and (iii) the Committee shall have the right to charge an employee for registering Shares in the name of the employee and any other person. No employee (or any person who makes a claim for, on behalf of, or in place of an employee) shall have any interest in any Shares under this Plan until they have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered to such person.

     (n) Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statutes any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Trust shall make prompt application for the listing on such national share exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

     (o) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, provided that no such provision may in any way be in conflict with the terms of the Plan.

     10. Compliance With Rule 16B-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under ss. 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate. If any provision of this Plan, any administrative guideline, or any act or omission with respect to this Plan (including any act or omission by an employee) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guideline, or act or omission shall be deemed null and void.

     11. Indeminification of Committee. In addition to such other rights of indemnification as they may have as trustees or as members of the Committee, the members of the Committee shall be indemnified by the Trust against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Trust the opportunity, at its own expense, to handle and defend the same.

     12. Amendment of Plan. The Committee may, to the extent permitted by law, from time to time, with respect to any Shares other than those Shares subject to options that may be exercised in the Purchase Period in which the action occurs, suspend, discontinue, revise, or amend the Plan in any respect whatsoever except that no such revision or amendment may permit the granting of options under this Plan to persons other than employees of the Trust, its parent corporation (if any), or a subsidiary corporation, or otherwise cause options issued under it to fail to meet the requirements of ss. 423 of the Code. Furthermore, the Plan may not, without the approval of a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding shares is, either in person or by proxy, present and voting on the Plan, be amended in any manner that will change the number of Shares subject to the Plan or change the employees (or class of employees) eligible to receive options under the Plan.

     13. Effective Date of Plan. In the discretion of the Committee, the Plan will become effective as of January 1, 1999, or as soon as administratively practicable thereafter, subject, however, to approval by the holders of at least a majority of the Shares present or represented, and entitled to vote, at a special or annual meeting of the shareholders at which a quorum is present held within 12 months before or after the date the Plan is approved by the Board. If the Plan is not so approved, the Plan shall not become effective.

     14. Absence of Rights. The granting of an option to a person shall not entitle that person to continued employment by the Trust or a subsidiary corporation or affect the terms and conditions of such employment. The Trust or any subsidiary corporation shall have the absolute right, in its discretion, to terminate an employee's employment, whether or not such termination may result in a partial or total termination of his or her option under this Plan.

     15. Application of Funds. The proceeds received by the Trust from the sale of Shares pursuant to options will be used for general corporate purposes.

     16. Miscellaneous. (a) Provisions of Plan Binding. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrator or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     (b) Consistent Treatment. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     (c) Employment. The right to participate in this Plan shall not constitute an offer of employment and no election to participate in this Plan shall constitute an employment agreement for an employee. Any such right or election shall have no bearing whatsoever on the employment relationship between an employee and any other person. Finally, no employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to continued employment.

     (d) Applicable Law. Pennsylvania law shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

                                AMENDMENT NO. 1
                                    TO THE
                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                    QUALIFIED EMPLOYEE SHARE PURCHASE PLAN
                        (Effective as of April 1, 1999)

    WHEREAS, the Pennsylvania Real Estate Investment Trust (the "Trust") adopted the Pennsylvania Real Estate Investment Trust Qualified Employee Share Purchase Plan (the "Plan"), originally to be effective January 1, 1999;

    WHEREAS, pursuant to ss. 5(a) of the Plan, the Executive Compensation and Human Resources Committee (the "Committee") has decided to delay the initial grant of options under the Plan until April 1, 1999;

    WHEREAS, pursuant to ss. 12 of the Plan, the Committee, with certain inapplicable limitations, has the right to amend the Plan; and

    WHEREAS, the Committee has decided to amend the Plan to reflect the delayed implementation date;

    NOW, THEREFORE, effective April 1, 1999, the following changes are hereby made to the Plan:

     1. Paragraphs (a) and (b) of ss. 5 of the Plan ("GRANT OF OPTION") are hereby replaced by the following:

    (a) Grant of Option. Employees shall have the right to purchase Shares under options granted as of April 1, 1999 (or, in the Committee's discretion, as soon as administratively practicable thereafter) and as of each subsequent January 1 (the "Grant Dates"). Each employee who meets the eligibility requirements of ss. 3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he or she becomes an eligible employee, and on each succeeding Grant Date, provided he or she continues to meet the eligibility requirements of ss. 3. The term of the options (the "Option Term") shall be 12 calendar months (from January 1 through December
31), except for the first Option Term, which shall be nine calendar months (from April 1 through December 31, 1999).

    (b) Purchase Periods. Each Option Term shall contain four three-month Purchase Periods (January-March, April-June, July-September, and
October-December), except for the first Option Term which shall contain three three-month Purchase Periods (April-June, July-September, and October-December,
1999).

    2. Ss. 13 of the Plan is hereby replaced by the following:

13. EFFECTIVE DATE OF PLAN

The Plan will become effective as of April 1, 1999 or, in the discretion of the Committee, as soon as administratively practicable thereafter, subject, however, to approval by the holders of at least a majority of the Shares present or represented, and entitled to vote, at a special or annual meeting of the shareholders at which a quorum is present and that is held within 12 months before or after October 13, 1998, the date the Plan was approved by the Board. If the Plan is not so approved by the shareholders, the Plan shall not become effective.

                                                                      APPENDIX C

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                             1990 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE TRUSTEES*

     1. Purpose. The purpose of this 1990 Stock Option Plan for Non-Employee Trustees (the "Plan") of the Pennsylvania Real Estate Investment Trust (the "Trust") is to increase the ownership interest in the Trust of Non-Employee Trustees whose services are considered essential to the Trust's continued progress and to provide a further incentive to serve as a Trustee of the Trust.


     2. The Plan. The Plan shall consist of options to acquire Shares of Beneficial Interest, par value $1.00 per share, of the Trust (the "Shares").

     3. Administration. The Plan shall be administered by a Committee consisting of Trustees who are not eligible to participate in the Plan (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules or regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. However, the Committee shall have no discretion with the respect to the eligibility or selection of Trustees to receive options under the Plan, the number of shares subject to any such options or the Plan, or the purchase price thereunder. Further, the Committee shall not have the authority to take any action to make any determination that would materially increase the benefits accruing to Trustees under the Plan except that the Committee may, in its discretion, revise previously granted Options, held by a Trustee who is terminating his or her service on such Board, to extend the exercise date of all or any portion of any outstanding Options held by such Trustee and to accelerate the vesting of all or any portion of such outstanding Options to a schedule in advance of that set forth in clause (iii) of ss. 7 hereof. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Trust, its shareholders and persons granted options under the Plan. The Secretary of the Trust shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

     4. Participation in the Plan. Trustees of the Trust who are not employees of the Trust or any affiliate of the Trust shall be eligible to participate in the Plan ("Eligible Trustees").

     5. Shares Subject to the Plan. Subject to adjustment as provided in ss. 8, an aggregate of One Hundred Thousand (100,000) Shares shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of an option may be made available from unissued Shares not reserved for any other purpose or Shares reacquired by the Trust, including Shares purchased in the open market or in private transactions. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the Shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan.

     6. Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422A 422 of the Internal Revenue Code of 1986, as amended.

     7. Terms, Conditions and Form of Options. Each option granted under this Plan shall be evidenced by a written agreement with the Trust, in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

        (i) Option Grant Dates.

            (a) Newly-Elected Trustee. Options to purchase 5,000 Shares (as adjusted pursuant to Section 8) shall be granted automatically to each newly elected (i.e., elected for the first time) Eligible Trustee on the first stock trading day of the national securities exchange upon which the Shares are traded that occurs on or after the date of such

------------
* Reflects the changes in the Plan proposed to be effected by the 1999 Amendment; language proposed to be added in by the 1999 Amendment is in bold; language proposed to be deleted by the 1999 Amendment is struck through.

        election or, if the Shares are not listed on a national securities exchange and are traded over-the-counter, the date of the first trade as reported by NASDAQ (or, if not reported by NASDAQ, the date of the first trade that is reported as being made) on or after the date of such election.

           (b) Eligible Trustee. Annual options to purchase 2,500 Shares (as adjusted pursuant to Section 8) shall be granted automatically to each Eligible Trustee except for an Eligible Trustee who received an automatic grant described in (a) above during the six months preceding the applicable January grant date. The grant date shall be the last stock trading day of the national securities exchange upon which the Shares are traded in each January through 2004 or, if the Shares are not listed on a national securities exchange and are traded over-the-counter, the date of the last trade as reported by NASDAQ (or, if not reported by NASDAQ, the date of the last trade that is reported as being made) in each January through 2004.

        (ii) Purchase Price. The purchase price of Shares upon exercise of an option shall be 100% of the fair market value of the Shares on the date of grant of an option; which shall be: (i) if the Shares are listed on a national securities exchange, the closing price of the Shares on such date; provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day;
     (ii) if the Shares are not listed on a national securities exchange and are traded over-the-counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are listed on a national securities exchange or are traded over-the-counter but are not traded on the date of grant, then the price shall be determined by the Committee by applying the principles contained in Proposed Treasury Regulation section 1.422A-2(e) and Treasury Regulation section 20.2031-2 or successor provisions thereto. The fair market value of the Shares shall be determined by, and in accordance with, procedures to be established by the Committee, whose determination shall be final.


        (iii) Exercisability and Term of Options. Each option granted under the Plan will become exercisable and mature in four equal installments, commencing on the first anniversary of the date of grant and annually thereafter except that for the 1990 Grant the first installment shall mature and become exercisable on January 31, 1991, and each subsequent installment of such grant shall mature and become exercisable on the last day of each subsequent January. Each option granted under the Plan shall expire ten years from the date of the grant and shall be subject to earlier termination as hereinafter provided.


        (iv) Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of total and permanent disability or death as set forth in Paragraph (v) hereof, the then outstanding options of such holder may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.


        (v) Disability or Death. In the event of termination of service by reason of the total and permanent disability of the holder of any option, each of the then outstanding options of such holder will continue to mature and become exercisable in accordance with Paragraph (iii) above, and the holder may exercise the matured installments at any time within five years after such disability, but in no event after the expiration date of the term of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holder's legal representative at any time within a period of five years after death, but in no event after the expiration date of the term of the option. However, if the holder dies within five years following termination of service on the Board by reason of total and permanent disability, such option shall only be exercisable for two years after the holder's death or five years after total and permanent disability, whichever is longer, or until the expiration date of the term of the option, if earlier.

        (vi) Payment. Options may be exercised only upon payment to the Trust in full of the purchase price of the Shares to be delivered. Such payment shall be made only in cash or check at the time of purchase.

     8. Adjustment upon Changes in Shares.


        (i) In the event the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Trust or of another trust or corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of Shares or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares or of any share or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

        (ii) Notwithstanding Section (i) above, the Board shall have the power, in the event of the disposition of all or substantially all of the assets of the Trust, or the dissolution of the Trust, or the merger or consolidation of the Trust with or into any other real estate investment trust, corporation, or the merger or consolidation of any other real estate investment trust or corporation into the Trust, or the making of a tender offer to purchase all or a substantial portion of the Shares of the Trust, to amend all outstanding options (upon such conditions as it shall deem appropriate) to (a) permit the exercise of all such options prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness, or (b) require the forfeiture of all options, provided the Trust pays to the Grantee the excess of the fair market value of the Shares in which the Grantee's rights have not become vested at such date over the purchase price, as provided for in Section 7(ii) hereof, or
     (c) make such other provisions as the Board shall deem equitable.

     9. Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

     10. Limitations of Rights.


         (i) No Right to Continue as a Trustee. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Trustee has a right to continue as a Trustee for any period of time, or at any particular rate of compensation.

        (ii) No Shareholders' Rights for Optionee. An optionee shall have no rights as a shareholder with respect to the Shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividend distributions or other rights for which the record date is prior to the date such certificate is issued.


     11. Effective Date and Duration of Plan. The Plan became effective immediately following approval by the shareholders at the 1990 Annual Meeting of shareholders. The period during which option grants shall be made under the Plan shall terminate on February 1, 2004 (unless the Plan is extended, or terminated on an earlier date, by shareholders) but such termination shall not affect the terms of any then outstanding options.

     12. Amendment, Suspension or Termination of the Plan. The Board of Trustees may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders, no revision or amendment shall change the selection or eligibility of Trustees to receive options under the Plan, the number of Shares subject to any such options or the Plan, the purchase price thereunder, or materially increase the benefits accruing to participants under the Plan.

     13. Notice. Any written notice to the Trust required by any of the provisions of this Plan shall be addressed to the Secretary of the Trust and shall become effective when it is received.

     14. Use of Proceeds. Proceeds from the sale of Shares pursuant to options granted under the Plan shall constitute general funds of the Trust.

     15. Fractional Shares. No fractional Shares shall be issued pursuant to options granted hereunder, but in lieu thereof, the cash value of such fractions shall be paid.

     16. Expenses of the Plan. All of the expenses of administering the Plan shall be paid by the Trust.

     17. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Trust shall not be obligated to cause to be issued or delivered any certificates for Shares to be delivered pursuant to the exercise of an option unless and until the Trust is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations or governmental authority and the requirements of any exchange upon which Shares are traded. The Trust shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to insure compliance with such laws, regulations and requirements, such representations as the Committee, in its sole discretion, deems necessary or desirable. Each option shall be subject to the further requirement that if at any time the Board shall determine in its discretion that the listing or qualification of the Shares subject to such option, under any securities exchange or association requirements or under any applicable law, where the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such option or the issuance of Shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     18. Governing Law. Except to the extent pre-empted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.


Date of Adoption
By the Board: September 17, 1990


Date of Approval
By the Shareholders: December 19, 1990.

--------------------------------------------------------------------------------

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
           This Proxy is Solicited on behalf of the Board of Trustees

     The undersigned, revoking all prior proxies, hereby appoints RONALD RUBIN, GEORGE F. RUBIN and WILLIAM R. DIMELING, and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all Certificates of Beneficial Interest of Pennsylvania Real Estate Investment Trust (the "Shares") held of record by the undersigned at the close of business on March 19, 1999 at the Annual Meeting of Holders of Certificates of Beneficial Interest to be held on Thursday, April 29, 1999 and at any adjournment thereof.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

                          (continued on reverse side)

                      Please mark sign, date and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                                 April 29, 1999

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
  |    |  Please mark your
A |    |  votes as in this
  |    |  example


                                    WITHHOLD
                  FOR all          AUTHORITY
              Nominees listed    to vote for all
             except as marked    nominees listed

1. ELECTION OF      |     |         |     |      Nominees: Sylvan M. Cohen
   THREE (3) CLASS  |     |         |     |                Lee H. Javitch
   A TRUSTEES       |     |         |     |                Jonathan B. Weller

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name at right.)

                                             FOR    AGAINST  ABSTAIN
2. ADOPTION OF THE 1999 EQUITY INCENTIVE    |   |    |   |    |   |
   PLAN                                     |   |    |   |    |   |
                                            |   |    |   |    |   |

3. ADOPTION OF THE QUALIFIED EMPLOYEE       |   |    |   |    |   |
   SHARE PURCHASE PLAN                      |   |    |   |    |   |
                                            |   |    |   |    |   |

4. ADOPTION OF THE 1999 AMENDMENT TO        |   |    |   |    |   |
   THE 1990 STOCK OPTION PLAN FOR NON-      |   |    |   |    |   |
   EMPLOYEE TRUSTEES                        |   |    |   |    |   |

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
   SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ABOVE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AT LEFT, FOR ADOPTION OF THE 1999 EQUITY INCENTIVE PLAN, FOR ADOPTION OF THE QUALIFIED EMPLOYEE SHARE PURCHASE PLAN AND FOR ADOPTION OF THE 1999 AMENDMENT TO THE 1990 STOCK OPTION PLAN FOR NON-EMPLOYEE TRUSTEES.

You are urged to sign and return this proxy so that you may be sure that your shares will be voted.
Signature___________________Signature___________________Dated:______________1999

Note: Please sign exactly as your name appears hereon. When certificate(s) are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.